UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21987

ALPS Variable Investment Trust

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Andrea E. Kuchli, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1.	Reports to Stockholders.

December 31, 2018

Morningstar Conservative ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

ALPS | Alerian Energy Infrastructure Portfolio

ALPS | Red Rocks Listed Private Equity Portfolio

ALPS | Stadion Core ETF Portfolio

ALPS | Stadion Tactical Growth Portfolio

An ALPS Advisors Solution

TABLE OF

CONTENTS

Disclosure of Fund Expenses	1
Morningstar ETF Asset Allocation Series
Performance Overview	3
Schedules of Investments	10
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	22
ALPS | Alerian Energy Infrastructure Portfolio
Performance Overview	32
Schedule of Investments	35
Statement of Assets and Liabilities	36
Statement of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	39
ALPS | Red Rocks Listed Private Equity Portfolio
Performance Overview	41
Schedule of Investments	45
Statement of Assets and Liabilities	46
Statement of Operations	47
Statements of Changes in Net Assets	48
Financial Highlights	49
ALPS | Stadion Portfolio Series
Performance Overview	51
Schedules of Investments	59
Statements of Assets and Liabilities	61
Statements of Operations	62
Statements of Changes in Net Assets	63
Financial Highlights	65
Notes to Financial Statements	69
Report of Independent Registered Public Accounting Firm	80
Additional Information	82
Trustees and Officers	84

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can contact your insurance company or your financial intermediary to indicate that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolios available under your contract or policy, or held via your financial intermediary.

alpsfunds.com

ALPS Variable Investment Trust

Disclosure of Fund Expenses	December 31, 2018 (Unaudited)

Examples. As a shareholder of one or more portfolios listed on the following pages, (each a “Portfolio” and collectively, the “Portfolios”) you incur only one of two potential types of costs. You do not incur transaction costs, which include sales charges and redemption fees. However, you do incur ongoing costs, including management fees, distribution (12b-1) and shareholder service fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2018 and held through December 31, 2018.

Actual Expenses. The first line under each Portfolio of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under each Portfolio of the table under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each Portfolio of the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table below are meant to highlight ongoing Portfolio costs only. See “Note on Fees” on the following page below the table.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Net Expense Ratio(1)	Expenses Paid During Period July 1, 2018 - December 31, 2018(2)
Morningstar Conservative ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$993.40	0.53%	$2.66
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$991.50	0.78%	$3.92
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
Morningstar Income and Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$972.40	0.53%	$2.63
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$971.00	0.78%	$3.88
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
Morningstar Balanced ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$950.70	0.53%	$2.61
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$949.30	0.78%	$3.83
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
Morningstar Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$929.90	0.55%	$2.68
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80
Class II
Actual Fund Return	$1,000.00	$928.90	0.80%	$3.89
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

1 | December 31, 2018

ALPS Variable Investment Trust

Disclosure of Fund Expenses (continued)	December 31, 2018 (Unaudited)

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Net Expense Ratio(1)	Expenses Paid During Period July 1, 2018 - December 31, 2018(2)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Class I
Actual Fund Return	$1,000.00	$913.90	0.53%	$2.56
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70
Class II
Actual Fund Return	$1,000.00	$913.10	0.78%	$3.76
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97
ALPS | Alerian Energy Infrastructure Portfolio
Class I
Actual Fund Return	$1,000.00	$837.00	0.95%	$4.40
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84
Class III
Actual Fund Return	$1,000.00	$834.10	1.30%	$6.01
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,018.65	1.30%	$6.61
ALPS | Red Rocks Listed Private Equity Portfolio
Class I
Actual Fund Return	$1,000.00	$890.20	1.10%	$5.24
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,019.66	1.10%	$5.60
Class III
Actual Fund Return	$1,000.00	$887.80	1.45%	$6.90
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,017.90	1.45%	$7.38
ALPS | Stadion Core ETF Portfolio
Class I
Actual Fund Return	$1,000.00	$945.90	0.80%	$3.92
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
Class III
Actual Fund Return	$1,000.00	$944.30	1.15%	$5.64
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
ALPS | Stadion Tactical Growth Portfolio
Class I
Actual Fund Return	$1,000.00	$927.20	0.95%	$4.61
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84
Class III
Actual Fund Return	$1,000.00	$926.10	1.30%	$6.31
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,018.65	1.30%	$6.61

(1)	Annualized based on the Portfolios' expenses from July 1, 2018 through December 31, 2018.

(2)	Expenses are equal to the Portfolios' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

NOTE ON FEES

If you are an owner of variable annuity contracts or variable life insurance policies (“Contracts”) or a participant in a qualified plan, you may also incur fees associated with the Contract you purchase or the qualified plan, such as transaction costs including sales charges and redemption fees, which are not reflected in the table and example above. Additional information about the cost of investing in a Portfolio is presented in the prospectus for your Contract or disclosure documents for the plan through which the Portfolio’s shares are offered to you.

2 | December 31, 2018

Morningstar ETF Asset Allocation Series

Performance Overview	December 31, 2018 (Unaudited)

Economic & Market Overview

The U.S. equity market, as represented by the S&P 500 Index, had gained 10.6% in the first nine months of 2018, but then started to decline at the beginning of the 4th quarter and ended the year with a return of -4.4%. The selloff in the 4th quarter was broad-based and erased the cumulative year-to-date gains on most global equity indexes. The S&P 500’s 2018 return of -4.4% was the first negative calendar year return since the 2008 global financial crisis. U.S. small cap stocks, as represented by the Russell 2000 Index, underperformed U.S. large cap stocks with a return of -11.0%, during 2018. Though the growth style of investing underperformed value by a wide margin in the 4th quarter, it still managed to outpace value stocks for the full year by 5.6%, which attests to how far the value style lagged in the first half of 2018.

Corporate earnings growth for the S&P 500 Index was quite robust during 2018. Yet, many economists seem to agree that the 2018 earnings growth was artificially high due to the positive impact of the 2017 tax cuts. Market analysts blamed the 4th quarter stock market decline on the escalating international trade conflicts and the ongoing U.S. Government funding standoff.

Outside the first 26 days of January, international stocks spent most of 2018 grinding lower on numerous concerns including Brexit, sovereign debt concerns, trade wars, immigration concerns, and many other factors. The MSCI EAFE Index of foreign developed-market stocks declined 13.4% for 2018. Likewise, the MSCI Emerging Markets Index declined 14.3% for 2018. Some emerging market regions proved more resilient than developed regions during the 4th quarter selloff, dropping less than 10%, since the larger EM countries had already sold off in the previous two quarters. The U.S. dollar strengthened relative to many international currencies over 2018 causing U.S. dollar investors to lose 2.8% on international developed and 4.5% on emerging market exposures.

The Federal Reserve wrapped up 2018 by raising short-term interest rates for the fourth time by 25 basis points, citing strong economic fundamentals. The Fed’s move drew some criticism from politicians and market participants that are concerned about market weakness, a lack of inflation, and slowing economic growth. Long-term government bonds, as represented by the Bloomberg Barclays US Government Long Index, underperformed most of the year due to rate increases but rallied into the end-of-year risk-off environment. Still, the end-of-year rally was not enough to push long-term government bonds back into positive territory as the Bloomberg Barclays US Government Long Index lost 1.8% while the same short and intermediate index series gained 1.2% and 1.6% respectively in 2018. The pick-up in yields throughout most of 2018 was offset by bond price declines, which is why the Bloomberg Barclays U.S. Aggregate Bond Index gained 1.6% in the 4th quarter but finished flat for the full year. Longer-maturity corporate bonds as represented by Bloomberg Barclays US Corporate A Long Index fell in the 4th quarter and ended 2018 down 7.5% while the intermediate and short maturities of the same index series were up in both periods. High yield bonds, as represented by the Bloomberg Barclays US Corporate High Yield Index, and bank loans, represented by the Credit Suisse Leveraged Loan Index, lost 4.5% and 3.1% respectively in the 4th quarter. For 2018, high yield bonds lost 2.1% while bank loans squeezed out a small gain of 1.1%.

Portfolio Performance

The Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class II returned -9.33% in 2018, while the fund’s primary benchmark returned -7.60% during the same period. The Portfolio was last reallocated in the middle of November during the 4th quarter of 2018. Our target equity exposure reflects an underweight of 6.0% at the end of 2018. Our underweight to U.S. equites in 2018 contributed to the Portfolio’s underperformance relative to the benchmark. The equity underweight reflects our current view that valuations looked expensive heading into the 4th quarter of 2018. Though valuations have improved post 4th quarter correction, U.S. stocks continue to appear the least attractive within our existing exposures relative to what we believe is their longer-term fair value. The Portfolio continues to reflect a meaningful tilt toward international equities. We believe there’s more opportunity in foreign equities and therefore remain overweight relative to U.S. equity allocations. International equities, especially developed markets, had a poor year in dollar terms and therefore represented a main source of both absolute and relative underperformance in 2018. However, we believe international equities continue to look cheap relative to U.S. equities as of the end of 2018.

The Morningstar Growth ETF Asset Allocation Portfolio Class II returned -8.04% in 2018, while the fund’s primary benchmark returned -6.43% during the same period. The Portfolio was last reallocated in the middle of November during the 4th quarter of 2018. Our target equity exposure reflects an underweight of 5.5% at the end of 2018. Our underweight to U.S. equites in 2018 contributed to the Portfolio’s underperformance relative to the benchmark. The equity underweight reflects our current view that valuations looked expensive heading into the 4th quarter of 2018. Though valuations have improved post 4th quarter correction, U.S. stocks continue to appear the least attractive within our existing exposures relative to what we believe is their longer-term fair value. The Portfolio continues to reflect a meaningful tilt toward international equities. We believe there’s more opportunity in foreign equities and therefore remain overweight relative to U.S. equity allocations. International equities, especially developed markets, had a poor year in dollar terms and therefore represented a main source of both absolute and relative underperformance in 2018. However, we believe international equities continue to look cheap relative to U.S. equities as of the end of 2018.

3 | December 31, 2018

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2018 (Unaudited)

The Morningstar Balanced ETF Asset Allocation Portfolio Class II returned -6.23% in 2018, while the fund’s primary benchmark returned -4.85% during the same period. The Portfolio was last reallocated in the middle of November during the 4th quarter of 2018. Our target equity exposure reflects an underweight of 4.5% at the end of 2018. Our underweight to U.S. equites in 2018 contributed to the Portfolio’s underperformance relative to the benchmark. The equity underweight reflects our current view that valuations looked expensive heading into the 4th quarter of 2018. Though valuations have improved post 4th quarter correction, U.S. stocks continue to appear the least attractive within our existing exposures relative to what we believe is their longer-term fair value. The Portfolio continues to reflect a meaningful tilt toward international equities. We believe there’s more opportunity in foreign equities and therefore remain overweight relative to U.S. equity allocations. International equities, especially developed markets, had a poor year in dollar terms and therefore represented a main source of both absolute and relative underperformance in 2018. However, we believe international equities continue to look cheap relative to U.S. equities as of the end of 2018. At the last reallocation, we continued to reduce our intermediate and long dated spread exposures to corporate and credit bonds and eliminated our remaining floating rate bonds in favor of U.S. short-term bonds. Those moves paid off during the 4th quarter of 2018 as short-term bonds produced one of the highest returns within fixed income.

The Morningstar Income and Growth ETF Asset Allocation Portfolio Class II returned -4.25% in 2018, while the fund’s primary benchmark returned -3.25% during the same period. The Portfolio was last reallocated in the middle of November during the 4th quarter of 2018. At the last reallocation, we continued to reduce our intermediate and long dated spread exposures to corporate and credit bonds and eliminated our remaining floating rate bonds in favor of U.S. short-term bonds. Those moves paid off during the 4th quarter of 2018 as short-term bonds produced one of the highest returns within fixed income. Our target equity exposure reflects an underweight of 3.0% at the end of 2018. Our underweight to U.S. equites in 2018 contributed to the Portfolio’s underperformance relative to the benchmark. The equity underweight reflects our current view that valuations looked expensive heading into the 4th quarter of 2018. Though valuations have improved post 4th quarter correction, U.S. stocks continue to appear the least attractive within our existing exposures relative to what we believe is their longer-term fair value. The Portfolio continues to reflect a meaningful tilt toward international equities. We believe there’s more opportunity in foreign equities and therefore remain overweight relative to U.S. equity allocations. International equities, especially developed markets, had a poor year in dollar terms and therefore represented a main source of both absolute and relative underperformance in 2018. However, we believe international equities continue to look cheap relative to U.S. equities as of the end of 2018.

The Morningstar Conservative ETF Asset Allocation Portfolio Class II returned -2.37% in 2018, while the fund’s primary benchmark returned -1.67% during the same period. The Portfolio was last reallocated in the middle of November during the 4th quarter of 2018. At the last reallocation, we continued to reduce our intermediate and long dated spread exposures to corporate and credit bonds and eliminated our remaining floating rate bonds in favor of U.S. short-term bonds. Those moves paid off during the 4th quarter of 2018 as short-term bonds produced one of the highest returns within fixed income. Our target equity exposure reflects an underweight of 3.0% at the end of 2018. Our underweight to U.S. equites in 2018 contributed to the Portfolio’s underperformance relative to the benchmark. The equity underweight reflects our current view that valuations looked expensive heading into the 4th quarter of 2018. Though valuations have improved post 4th quarter correction, U.S. stocks continue to appear the least attractive within our existing exposures relative to what we believe is their longer-term fair value. The Portfolio continues to reflect a meaningful tilt toward international equities. We believe there’s more opportunity in foreign equities and therefore remain overweight relative to U.S. equity allocations. International equities, especially developed markets, had a poor year in dollar terms and therefore represented a main source of both absolute and relative underperformance in 2018. However, we believe international equities continue to look cheap relative to U.S. equities as of the end of 2018.

Jared Watts

Portfolio Manager

4 | December 31, 2018

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2018 (Unaudited)

GENERAL MARKET INDICES PERFORMANCE SUMMARY† | PERIODS ENDING DECEMBER 31, 2018

	Six Months	1 Year*	5 Years*	Portfolio Inception (4/30/07)*
Barclays U.S. Aggregate Bond Index[1]	1.66%	0.01%	2.52%	3.84%
Citi Non-USD World Government Bond Index[2]	1.48%	10.33%	0.29%	3.10%
MSCI EAFE Index[3]	-11.26%	-13.36%	1.00%	-1.04%
MSCI Emerging Markets Index[4]	-8.28%	-14.25%	2.03%	2.72%
MSCI U.S. REIT Index[5]	-5.70%	-4.57%	7.80%	3.96%
MSCI U.S. Small Cap 1750 Index[6]	-16.48%	-10.99%	4.67%	6.66%
S&P 500® Index[7]	-6.85%	-4.38%	8.49%	6.86%

[1]	Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, often used to represent investment grade bonds being traded in the United States. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

[2]	The Citi Non-USD World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds of all WGBI countries except the United States and is stated in U.S. dollar terms.

[3]	The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

[4]	The MSCI Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

[5]	The MSCI U.S. REIT Index is comprised of REIT securities that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of REITs classified in the Mortgage REITs Sub-Industry, and REITs classified in the Specialized REITs Sub-Industry that do not generate a majority of their revenue and income from real estate rental and related leasing operations. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

[6]	The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

[7]	The S&P 500® Index is a value weighted index comprised of 500 large-cap common stocks actively traded in the United States. The index figures reflect reinvestment of dividends and do not reflect any deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

†	This table summarizes general market performance and does not necessarily reflect performance of each Portfolio’s benchmark index.

*	Annualized returns.

Past performance is no guarantee of future results.

The statements and opinions expressed in this commentary are those of the author, are as of the date of this report, are subject to change, and may not reflect the author’s current views. The information, data, and analyses presented in this commentary do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources; however, Morningstar Investment Management LLC has no control over the methods or means used to collect the data and/or information and therefore cannot guarantee its accuracy or completeness. The opinions and estimates noted are as of a certain date and subject to change.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing. Asset allocation and diversification do not eliminate the risk of experiencing investment losses.

This commentary contains certain forward-looking statements. We use words such as “expects”, “anticipates”, “believes”, “estimates”, “forecasts”, and similar expressions to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially and/or substantially from any future results, performance or achievements expressed or implied by those projected in the forward-looking statements for any reason.

Morningstar Investment Management LLC (“Morningstar Investment Management”) is a registered investment adviser and subsidiary of Morningstar, Inc. Morningstar Investment Management acts as a sub-adviser to ALPS Advisors, Inc. (“ALPS”) by providing recommendations to ALPS regarding asset allocation targets and selection of securities appropriate for the Morningstar ETF Allocation Series. Morningstar Investment Management selects securities for Morningstar ETF Allocation Series from the universe of investments made available through ALPS.

Morningstar Investment Management LLC is not acting in the capacity of advisor to individual clients. Asset Allocation target allocations are subject to change without notice. Morningstar Investment Management establishes the allocations using its proprietary asset classifications. If alternative classification methods are used, the allocations may not meet the asset allocation targets. Morningstar Investment Management LLC is not affiliated with ALPS Advisors, Inc.

5 | December 31, 2018

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2018 (Unaudited)

MORNINGSTAR ETF ASSET ALLOCATION SERIES PERFORMANCE SUMMARY

The illustration below is based on a hypothetical $10,000 investment in each of the respective Portfolios since inception (4/30/07). All results shown assume reinvestments of dividends and capital gains.

Conservative (return of $10,000 based on actual performance)

Balanced (return of $10,000 based on actual performance)

Aggressive Growth (return of $10,000 based on actual performance)

Income & Growth (return of $10,000 based on actual performance)

Growth (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The graphs and tables on pages 6 and 7 do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

6 | December 31, 2018

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS | FOR THE PERIODS ENDED DECEMBER 31, 2018

					Since Inception	Annualized Expense Ratios as disclosed in current prospectus dated 4/30/18†
Portfolio	6 Months**	1 Year	5 Year	10 Year	(4/30/07)	Gross	Net
Conservative - Class I	-0.66%	-2.09%	2.23%	3.78%	3.10%	0.72%	0.68%
Conservative - Class II	-0.85%	-2.37%	1.95%	3.51%	2.82%	0.97%	0.93%
Conservative Blended Benchmark (20% Equity)*(a)	-0.96%	-1.67%	2.94%	4.95%	3.99%
Blended Benchmark^(f)	0.00%	-0.55%	3.67%	5.29%	4.42%
Income & Growth - Class I	-2.76%	-3.99%	2.86%	5.35%	3.39%	0.68%	0.67%
Income & Growth - Class II	-2.90%	-4.25%	2.61%	5.08%	3.13%	0.93%	0.92%
Income & Growth Blended Benchmark (40% Equity)*(b)	-2.97%	-3.25%	3.78%	6.74%	4.51%
Blended Benchmark^(g)	-1.64%	-1.37%	4.94%	7.33%	5.18%
Balanced - Class I	-4.93%	-6.02%	3.58%	7.06%	3.76%	0.64%	0.64%
Balanced - Class II	-5.07%	-6.23%	3.33%	6.80%	3.50%	0.89%	0.89%
Balanced Blended Benchmark (60% Equity)*(c)	-5.01%	-4.85%	4.53%	8.39%	4.86%
Blended Benchmark^(h)	-3.33%	-2.31%	6.20%	9.36%	5.88%
Growth - Class I	-7.01%	-7.85%	4.08%	8.32%	3.79%	0.62%	0.62%
Growth - Class II	-7.11%	-8.04%	3.82%	8.06%	3.52%	0.87%	0.87%
Growth Blended Benchmark (80% Equity)*(d)	-7.08%	-6.43%	5.17%	9.87%	5.02%
Blended Benchmark^(i)	-5.06%	-3.32%	7.39%	11.30%	6.45%
Aggressive Growth - Class I	-8.61%	-9.17%	4.40%	8.99%	3.61%	0.64%	0.63%
Aggressive Growth - Class II	-8.69%	-9.33%	4.16%	8.70%	3.35%	0.89%	0.88%
Agressive Growth Blended Benchmark (95% Equity)*(e)	-8.61%	-7.60%	5.67%	10.99%	5.11%
Blended Benchmark^(j)	-5.95%	-3.84%	7.95%	12.22%	6.67%

Since each Portfolio does not seek to replicate its respective Blended benchmark*,^, performance results between the Portfolio and each respective benchmark can differ.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The graphs and tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

*	(a) The Conservative Benchmark is a blended benchmark consisting of 14% Russell 3000 TR USD/ 6% MSCI ACWI Ex USA IMI NR USD/ 58% Bloomberg Barclays U.S. Universal TR USD/ 12% Citi WGBI NonUSD USD/ 10% ICE BofAML Treasury 3 Month TR Index. The BofAML Treasury 3 Month TR Index was recently acquired by the Intercontinental Exchange (“ICE”). Therefore, this Index is now named ICE BofAML Treasury 3 Month TR Index. The benchmark definitions and other disclosures relating to the Index remain unchanged.; (b) The Income and Growth Benchmark is a blended benchmark consisting of 28% Russell 3000 TR USD/ 12% MSCI ACWI Ex USA IMI NR USD/ 46% Bloomberg Barclays U.S. Universal TR USD/ 9% Citi WGBI NonUSD USD/ 5% ICE BofAML Treasury 3 Month TR Index; (c) The Balanced Benchmark is a blended benchmark consisting of 42% Russell 3000 TR USD/ 18% MSCI ACWI Ex USA IMI NR USD/ 32% Bloomberg Barclays U.S. Universal TR USD/ 6% Citi WGBI NonUSD USD/ 2% ICE BofAML Treasury 3 Month TR Index; (d) The Growth Benchmark is a blended benchmark consisting of 56% Russell 3000 TR USD/ 24% MSCI ACWI Ex USA IMI NR USD/ 15% Bloomberg Barclays U.S. Universal TR USD/ 3% Citi WGBI NonUSD USD/ 2% ICE BofAML Treasury 3 Month TR Index; (e) The Aggressive Growth Benchmark is a blended benchmark consisting of 67% Russell 3000 TR USD/ 28% MSCI ACWI Ex USA IMI NR USD/ 3% Bloomberg Barclays U.S. Universal TR USD/ 2% ICE BofAML Treasury 3 Month TR Index.

^	Blended Benchmark: (f) Blended benchmark of 20% S&P 500® Index/73% Bloomberg Barclays U.S. Aggregate Bond Index /7% ICE BofAML Treasury 3 Month TR Index for the Conservative Portfolio; (g) 40% S&P 500® Index/55% Bloomberg Barclays U.S. Aggregate Bond Index/5% ICE BofAML Treasury 3 Month TR Index for the Income & Growth Portfolio; (h) 60% S&P 500® Index/38% Bloomberg Barclays U.S. Aggregate Bond Index/2% ICE BofAML Treasury 3 Month TR Index for the Balanced Portfolio; (i) 80% S&P 500® Index/20% Bloomberg Barclays U.S. Aggregate Bond Index for the Growth Portfolio; and (j) 90% S&P 500® Index/10% Bloomberg Barclays U.S. Aggregate Bond Index for the Aggressive Growth Portfolio. Each index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index. The S&P 500® and the Barclays Indexes reflect the reinvestment of dividends.

**	Total return for a period of less than one year is not annualized.

7 | December 31, 2018

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2018 (Unaudited)

†	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect and Financial Highlights tables for expense ratios as of December 31, 2018. Note the net expense ratios above, as shown in the current Prospectus, include estimated acquired fund fees, which are not incurred in the expense ratios stated throughout the rest of this report. The Adviser and Sub-Adviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions, and extraordinary expenses, do not exceed a maximum of 0.53% of Class I or Class II shares average daily net assets through April 29, 2019. This means that acquired fund fees and expenses and extraordinary expenses may cause the Portfolio’s gross expense ratios shown above to exceed the maximum amounts of 0.53% for Class I or Class II agreed to by the Adviser and Sub-Adviser.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) is the distributor for the Portfolios. The Distributor is not affiliated with the Sub-Adviser.

Morningstar Investment Management LLC (“Morningstar”) utilizes asset allocation models they have developed to allocate each Portfolio’s assets among the underlying exchange-traded funds (“ETFs”). Morningstar starts the investment process by scouring the globe for opportunities. Instead of tracking closely to an index-defined universe, Morningstar looks broadly, investigating asset classes, sub-asset classes, sectors, and securities in markets around the world. Morningstar applies a valuation analysis supported by in-depth fundamental research to find opportunities that are believed to be attractively priced. Morningstar prefers to invest in ideas that go against the market consensus because the only way to outperform is to be different from what the market has already included in the stock price. Morningstar also looks closely at each asset class’ risk, which can be complex, multifaceted, and vary over time. Morningstar believes that one of the best ways to control for risk is to buy fundamentally strong assets that appear to be underpriced. In-depth valuation analysis and contrarian indicators are the key ways Morningstar generates investment ideas. As valuation-driven investors, Morningstar primarily focuses on price changes relative to fair value through time. Given that markets are dynamic, Morningstar reassesses the portfolio given the changes in investment ideas, aggregate risks, and portfolio exposures. This iterative process reconsiders the opportunity set, with a constant eye on fundamental diversification and portfolio allocations.

MORNINGSTAR ETF ASSET ALLOCATION SERIES INVESTMENT ALLOCATION SUMMARY

*	As of December 31, 2018. Holdings are subject to change and may not reflect the current or future position of the Portfolio.

The table below shows there were changes in the strategic allocations provided by Morningstar’s proprietary asset allocation methodology for the year ended December 31, 2018. Portfolio holdings are influenced by the strategic allocations, but actual investment percentages in each category may vary from time to time. See each Portfolio’s Schedule of Investments on the following pages for actual holdings allocations as of December 31, 2018.

Asset Classes

	Conservative as of		Income & Growth as of		Balanced as of		Growth as of		Aggressive Growth as of
	12/31/18	6/30/18	12/31/18	6/30/18	12/31/18	6/30/18	12/31/18	6/30/18	12/31/18	6/30/18
U.S. Equity	8.5%	8.5%	20.0%	20.0%	30.0%	30.5%	42.0%	43.0%	50.3%	51.5%
Non-U.S. Equity	8.5%	8.5%	17.0%	16.5%	25.5%	25.5%	32.5%	32.5%	38.7%	38.5%
U.S. Bonds	73.5%	76.0%	55.5%	58.0%	38.5%	39.5%	22.5%	21.5%	11.0%	10.0%
Non-U.S. Bonds	8.5%	6.0%	6.5%	4.5%	5.0%	3.5%	3.0%	3.0%	0.0%	0.0%
Cash Equivalents	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	0.0%	0.0%	0.0%	0.0%

Each Portfolio allocates investments among multiple ETF asset classes including: U.S. equity, fixed income, real estate, and international ETFs. Asset allocation does not assure a profit or protect against down markets. Equity securities are subject to investment risk, including possible loss of principal amount invested. The stocks of smaller companies are subject to above-average market-price fluctuations. There are specific risks associated with international investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Real estate investments are subject to specific risks, such as risks related to general and local economic conditions and risks related to individual properties. Fixed income securities are subject to interest rate risk, prepayment risk, and market risk.

The Morningstar ETF Allocation Series Portfolios are not ETFs; instead, they consist of five risk-based asset allocation portfolios that invest in underlying ETFs, which are typically open-end investment companies or unit investment trusts.

8 | December 31, 2018

Morningstar ETF Asset Allocation Series

Performance Overview (continued)	December 31, 2018 (Unaudited)

Conservative – Asset Class Allocation#
(as a percentage of net assets)

Balanced – Asset Class Allocation#
(as a percentage of net assets)

Aggressive Growth – Asset Class Allocation#
(as a percentage of net assets)

Income & Growth – Asset Class Allocation#
(as a percentage of net assets)

Growth – Asset Class Allocation#
(as a percentage of net assets)

#	Portfolio asset classifications used in this chart are employed by one or more widely recognized market indexes or ratings group indexes, and/or are defined by Portfolio management. These classifications have been applied to the securities owned by the underlying ETFs held by each Portfolio as of December 31, 2018 and these underlying securities holdings are shown as a percentage of total Portfolio market value. These asset classifications are unaudited and do not reflect the legal status of any of the investments or companies in which the underlying ETF has invested. Holdings are subject to change and may not reflect the current or future position of the Portfolio.

*	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2018. Holdings are subject to change and do not reflect the current or future position of the Portfolio.

9 | December 31, 2018

Morningstar Conservative ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2018

Security Description	Shares	Value
Exchange Traded Funds - 98.99%
iShares - 6.01%
Core S&P 500® ETF	2,671	$672,050
JP Morgan USD Emerging Markets Bond ETF	9,655	1,003,251
MSCI United Kingdom ETF	11,354	333,240

Total iShares		2,008,541

Other - 92.98%
PIMCO Enhanced Short Maturity Active ETF	3,305	333,640
Schwab US TIPS ETF	18,817	1,002,005
VanEck Vectors™ J.P. Morgan EM Local Currency Bond ETF	55,679	1,837,407
Vanguard® Consumer Staples ETF	3,840	503,693
Vanguard® FTSE Developed Markets ETF	49,485	1,835,893
Vanguard® FTSE Emerging Markets ETF	17,476	665,836
Vanguard® Intermediate-Term Government Bond ETF	26,345	1,672,117
Vanguard® Mid-Cap Value ETF	3,537	336,935
Vanguard® Mortgage-Backed Securities ETF	45,418	2,338,573
Vanguard® Short-Term Bond ETF	84,970	6,676,093
Vanguard® Short-Term Corporate Bond ETF	29,995	2,337,810
Vanguard® Short-Term Inflation-Protected Securities ETF	20,932	1,003,061
Vanguard® Total Bond Market ETF	116,044	9,191,845
Vanguard® Total Stock Market ETF	6,593	841,465
Vanguard® Value ETF	5,149	504,345

Total Other		31,080,718

Total Exchange Traded Funds
(Cost $33,939,624)		33,089,259
Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 2.01%
State Street Institutional Treasury Plus Money Market Fund	2.269%	672,889	$672,889

Total Short-Term Investments
(Cost $672,889)			672,889

Total Investments - 101.00%
(Total cost $34,612,513)			33,762,148

Liabilities in Excess of Other Assets - (1.00)%			(335,611)

Net Assets - 100.00%			$33,426,537

See Notes to Financial Statements.

10 | December 31, 2018

Morningstar Income and Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2018

Security Description	Shares	Value
Exchange Traded Funds - 99.11%
iShares - 12.74%
Core S&P 500® ETF	10,971	$2,760,413
Core S&P® Mid-Cap ETF	10,294	1,709,422
JP Morgan USD Emerging Markets Bond ETF	17,182	1,785,381
MSCI EAFE Value ETF	29,613	1,339,100
MSCI United Kingdom ETF	45,499	1,335,396

Total iShares		8,929,712

Other - 86.37%
PIMCO Enhanced Short Maturity Active ETF	7,034	710,082
Schwab US TIPS ETF	33,305	1,773,491
VanEck Vectors™ J.P. Morgan EM Local Currency Bond ETF	86,979	2,870,307
Vanguard® Consumer Staples ETF	10,255	1,345,148
Vanguard® FTSE Developed Markets ETF	120,987	4,488,618
Vanguard® FTSE Emerging Markets ETF	90,881	3,462,566
Vanguard® Health Care ETF	6,308	1,013,065
Vanguard® Intermediate-Term Government Bond ETF	45,517	2,888,964
Vanguard® Mid-Cap Value ETF	6,693	637,575
Vanguard® Mortgage-Backed Securities ETF	69,871	3,597,658
Vanguard® Short-Term Bond ETF	122,647	9,636,375
Vanguard® Short-Term Corporate Bond ETF	45,690	3,561,079
Vanguard® Short-Term Inflation- Protected Securities ETF	29,408	1,409,231
Vanguard® Total Bond Market ETF	201,107	15,929,686
Vanguard® Total Stock Market ETF	32,702	4,173,756
Vanguard® Value ETF	20,978	2,054,795
Security Description	Shares	Value
Other (continued)
Xtrackers MSCI EAFE Hedged Equity ETF	35,096	$979,179

Total Other		60,531,575

Total Exchange Traded Funds
(Cost $70,851,314)		69,461,287

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 1.49%
State Street Institutional Treasury Plus Money Market Fund	2.269%	1,047,922	$1,047,922

Total Short-Term Investments
(Cost $1,047,922)			1,047,922

Total Investments - 100.60%
(Total cost $71,899,236)			70,509,209

Liabilities in Excess of Other Assets - (0.60)%			(420,852)

Net Assets - 100.00%			$70,088,357

See Notes to Financial Statements.

11 | December 31, 2018

Morningstar Balanced ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2018

Security Description	Shares	Value
Exchange Traded Funds - 99.35%
iShares - 21.85%
Core S&P 500® ETF	51,113	$12,860,542
Core S&P® Mid-Cap ETF	67,489	11,207,223
JP Morgan USD Emerging Markets Bond ETF	33,248	3,454,800
MSCI EAFE Value ETF	90,074	4,073,146
MSCI United Kingdom ETF	164,922	4,840,461

Total iShares		36,436,172

Other - 77.50%
PIMCO Enhanced Short Maturity Active ETF	17,017	1,717,866
VanEck Vectors™ J.P. Morgan EM Local Currency Bond ETF	158,142	5,218,686
Vanguard® Consumer Staples ETF	36,128	4,738,910
Vanguard® FTSE Developed Markets ETF	460,727	17,092,972
Vanguard® FTSE Emerging Markets ETF	330,407	12,588,507
Vanguard® Health Care ETF	20,376	3,272,385
Vanguard® Intermediate-Term Government Bond ETF	55,576	3,527,409
Vanguard® Mortgage-Backed Securities ETF	68,289	3,516,201
Vanguard® Short-Term Bond ETF	220,533	17,327,278
Vanguard® Short-Term Inflation- Protected Securities ETF	53,749	2,575,652
Vanguard® Total Bond Market ETF	485,363	38,445,603
Vanguard® Total Stock Market ETF	87,654	11,187,280
Vanguard® Value ETF	49,031	4,802,586
Xtrackers MSCI EAFE Hedged Equity ETF	114,849	3,204,287

Total Other		129,215,622

Total Exchange Traded Funds
(Cost $166,695,953)		165,651,794
Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 1.11%
State Street Institutional Treasury Plus Money Market Fund	2.269%	1,852,510	$1,852,510

Total Short-Term Investments
(Cost $1,852,510)			1,852,510

Total Investments - 100.46%
(Total cost $168,548,463)			167,504,304

Liabilities in Excess of Other Assets - (0.46)%			(772,348)

Net Assets - 100.00%			$166,731,956

See Notes to Financial Statements.

12 | December 31, 2018

Morningstar Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2018

Security Description	Shares	Value
Exchange Traded Funds - 100.05%
iShares - 29.70%
Core S&P 500® ETF	95,311	$23,981,201
Core S&P® Mid-Cap ETF	108,244	17,974,999
JP Morgan USD Emerging Markets Bond ETF	20,373	2,116,958
MSCI EAFE Value ETF	176,459	7,979,476
MSCI United Kingdom ETF	271,267	7,961,686

Total iShares		60,014,320

Other - 70.35%
VanEck Vectors™ J.P. Morgan EM Local Currency Bond ETF	130,287	4,299,471
Vanguard® Consumer Staples ETF	59,067	7,747,818
Vanguard® FTSE Developed Markets ETF	618,495	22,946,165
Vanguard® FTSE Emerging Markets ETF	535,530	20,403,693
Vanguard® Health Care ETF	36,960	5,935,776
Vanguard® Short-Term Bond ETF	229,435	18,026,708
Vanguard® Small-Cap ETF	14,569	1,922,962
Vanguard® Total Bond Market ETF	369,367	29,257,560
Vanguard® Total Stock Market ETF	140,296	17,905,979
Vanguard® Value ETF	80,106	7,846,383
Xtrackers MSCI EAFE Hedged Equity ETF	210,970	5,886,063

Total Other		142,178,578

Total Exchange Traded Funds
(Cost $201,434,303)		202,192,898

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 0.29%
State Street Institutional Treasury Plus Money Market Fund	2.269%	591,218	$591,218

Total Short-Term Investments
(Cost $591,218)			591,218

Total Investments - 100.34%
(Total cost $202,025,521)			202,784,116

Liabilities in Excess of Other Assets - (0.34)%			(694,043)

Net Assets - 100.00%			$202,090,073

See Notes to Financial Statements.

13 | December 31, 2018

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Schedule of Investments	As of December 31, 2018

Security Description	Shares	Value
Exchange Traded Funds - 99.87%
iShares - 34.44%
Core S&P 500® ETF	51,245	$12,893,755
Core S&P® Mid-Cap ETF	58,219	9,667,847
MSCI EAFE Value ETF	106,256	4,804,896
MSCI United Kingdom ETF	155,346	4,559,405

Total iShares		31,925,903

Other - 65.43%
Schwab Fundamental Emerging Markets Large Company Index ETF	144,061	3,721,096
Vanguard® Consumer Staples ETF	34,311	4,500,574
Vanguard® FTSE Developed Markets ETF	308,872	11,459,151
Vanguard® FTSE Emerging Markets ETF	199,600	7,604,760
Vanguard® Health Care ETF	23,058	3,703,115
Vanguard® Short-Term Bond ETF	74,536	5,856,294
Vanguard® Small-Cap ETF	10,057	1,327,423
Vanguard® Total Bond Market ETF	62,025	4,913,000
Vanguard® Total Stock Market ETF	81,023	10,340,965
Vanguard® Value ETF	36,976	3,621,799
Xtrackers MSCI EAFE Hedged Equity ETF	129,540	3,614,166

Total Other		60,662,343

Total Exchange Traded Funds
(Cost $94,051,520)		92,588,246

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 0.26%
State Street Institutional Treasury Plus Money Market Fund	2.269%	239,724	$239,724

Total Short-Term Investments
(Cost $239,724)			239,724

Total Investments - 100.13%
(Total cost $94,291,244)			92,827,970

Liabilities in Excess of Other Assets - (0.13)%			(125,042)

Net Assets - 100.00%			$92,702,928

See Notes to Financial Statements.

14 | December 31, 2018

Morningstar ETF Asset Allocation Series

Statements of Assets and Liabilities	As of December 31, 2018

	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
ASSETS:

Investments, at value	$33,762,148	$70,509,209	$167,504,304	$202,784,116	$92,827,970
Receivable for investments sold	–	197,125	–	–	–
Receivable for shares sold	50,465	10,346	16,627	44,968	97,377
Dividends receivable	12,342	22,112	52,046	54,797	19,222
Other assets	533	1,184	2,861	3,457	1,588
Total Assets	33,825,488	70,739,976	167,575,838	202,887,338	92,946,157

LIABILITIES:

Payable for investments purchased	340,322	550,310	357,477	598,485	155,466
Payable for shares redeemed	15,840	34,509	354,163	47,468	8,164
Payable to advisor	11,522	24,440	64,514	78,417	37,052
Payable for distribution and service fees	6,149	13,813	30,514	26,487	9,495
Payable for audit fees	17,432	17,432	17,432	17,432	17,432
Payable for trustees' fees	91	196	477	586	270
Accrued expenses and other liabilities	7,595	10,919	19,305	28,390	15,350
Total Liabilities	398,951	651,619	843,882	797,265	243,229
Net Assets	$33,426,537	$70,088,357	$166,731,956	$202,090,073	$92,702,928

NET ASSETS CONSIST OF:

Paid-in capital	$33,609,428	$68,746,622	$161,629,460	$188,508,982	$88,626,746
Total distributable earnings	(182,891)	1,341,735	5,102,496	13,581,091	4,076,182
Net Assets	$33,426,537	$70,088,357	$166,731,956	$202,090,073	$92,702,928

Investments, at Cost	$34,612,513	$71,899,236	$168,548,463	$202,025,521	$94,291,244

PRICING OF SHARES:

Class I:
Net Assets	$3,890,554	$5,126,038	$24,961,675	$79,625,498	$49,063,927
Shares of beneficial interest outstanding	370,646	557,908	2,651,273	8,056,000	4,614,771
Net assets value, offering and redemption price per share	$10.50	$9.19	$9.41	$9.88	$10.63

Class II:
Net Assets	$29,535,983	$64,962,319	$141,770,281	$122,464,575	$43,639,001
Shares of beneficial interest outstanding	2,825,701	6,692,689	14,886,967	12,611,841	4,145,130
Net assets value, offering and redemption price per share	$10.45	$9.71	$9.52	$9.71	$10.53

See Notes to Financial Statements.

15 | December 31, 2018

Morningstar ETF Asset Allocation Series

Statements of Operations	For the Year Ended December 31, 2018

	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
INVESTMENT INCOME:
Dividends	$944,785	$2,064,021	$4,773,240	$5,576,068	$2,498,853
Total Investment Income	944,785	2,064,021	4,773,240	5,576,068	2,498,853

EXPENSES:
Investment advisor fee	153,935	346,675	829,411	1,007,212	456,501
12b-1 fees:
Class II	75,928	178,935	394,765	343,359	124,068
Custodian fees	5,853	6,499	10,550	21,898	9,599
Administration fee	2,877	2,877	2,877	2,877	2,877
Legal fees	3,261	7,344	17,443	20,280	9,057
Audit fees	15,915	15,914	15,914	15,914	15,914
Trustees' fees and expenses	7,165	16,198	38,793	47,018	21,210
Report to shareholder fees	3,332	10,908	22,262	42,727	10,082
Other expenses	10,347	12,574	21,329	24,117	13,980
Total expenses before waiver/reimbursements	278,613	597,924	1,353,344	1,525,402	663,288
Less fees waived/reimbursed by investment advisor
Class I	(2,417)	(795)	–	–	(949)
Class II	(19,028)	(10,279)	–	–	(1,110)
Total Net Expenses	257,168	586,850	1,353,344	1,525,402	661,229
Net Investment Income	687,617	1,477,171	3,419,896	4,050,666	1,837,624

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	256,850	1,590,196	3,338,175	9,801,649	4,236,850
Long-term capital gain distributions from other investment companies	2,318	4,145	8,776	5,482	1,208
Net change in unrealized depreciation on investments	(1,741,912)	(6,250,475)	(17,874,595)	(31,419,805)	(15,523,316)
Net Realized and Unrealized Loss on Investments	(1,482,744)	(4,656,134)	(14,527,644)	(21,612,674)	(11,285,258)
Net Decrease in Net Assets Resulting from Operations	$(795,127)	$(3,178,963)	$(11,107,748)	$(17,562,008)	$(9,447,634)

See Notes to Financial Statements.

16 | December 31, 2018

Morningstar Conservative ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
OPERATIONS:

Net investment income	$687,617	$723,325
Net realized gain	256,850	534,425
Long-term capital gain distributions from other investment companies	2,318	4,356
Net change in unrealized appreciation/(depreciation)	(1,741,912)	884,540
Net increase/(decrease) in net assets resulting from operations	(795,127)	2,146,646

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I(a)	(148,054)	(95,637)
Class II(b)	(1,050,847)	(702,625)
Total distributions	(1,198,901)	(798,262)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	923,263	734,217
Issued to shareholders in reinvestment of distributions	148,054	95,637
Cost of shares redeemed	(842,017)	(802,184)
Net increase from share transactions	229,300	27,670
Class II
Proceeds from sale of shares	10,965,706	6,162,254
Issued to shareholders in reinvestment of distributions	1,050,847	702,625
Cost of shares redeemed	(12,081,443)	(8,404,290)
Net decrease from share transactions	(64,890)	(1,539,411)

Net decrease in net assets	(1,829,618)	(163,357)

NET ASSETS:

Beginning of year	35,256,155	35,419,512
End of year	$33,426,537	$35,256,155 (c)

OTHER INFORMATION - SHARES:

Class I
Sold	84,305	66,155
Reinvested	14,127	8,608
Redeemed	(76,202)	(71,923)
Net increase in shares outstanding	22,230	2,840

Class II
Sold	1,005,449	558,131
Reinvested	100,656	63,528
Redeemed	(1,103,302)	(761,403)
Net increase/(decrease) in shares outstanding	2,803	(139,744)

(a)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $77,318 and net realized gains of $18,319.
(b)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $552,267 and net realized gains of $150,358.
(c)	For the year ended December 31, 2017, net assets included accumulated net investment income of $723,325.

See Notes to Financial Statements.

17 | December 31, 2018

Morningstar Income and Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
OPERATIONS:

Net investment income	$1,477,171	$1,542,831
Net realized gain	1,590,196	2,798,748
Long-term capital gain distributions from other investment companies	4,145	8,059
Net change in unrealized appreciation/(depreciation)	(6,250,475)	3,338,049
Net increase/(decrease) in net assets resulting from operations	(3,178,963)	7,687,687

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I(a)	(345,229)	(361,664)
Class II(b)	(3,997,711)	(4,709,653)
Total distributions	(4,342,940)	(5,071,317)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	1,152,401	829,449
Issued to shareholders in reinvestment of distributions	345,229	361,664
Cost of shares redeemed	(1,195,508)	(648,399)
Net increase from share transactions	302,122	542,714
Class II
Proceeds from sale of shares	10,316,495	7,043,382
Issued to shareholders in reinvestment of distributions	3,997,711	4,709,653
Cost of shares redeemed	(17,761,869)	(16,572,787)
Net decrease from share transactions	(3,447,663)	(4,819,752)

Net decrease in net assets	(10,667,444)	(1,660,668)

NET ASSETS:

Beginning of year	80,755,801	82,416,469
End of year	$70,088,357	$80,755,801 (c)

OTHER INFORMATION - SHARES:

Class I
Sold	114,141	79,093
Reinvested	37,322	35,492
Redeemed	(118,398)	(61,062)
Net increase in shares outstanding	33,065	53,523

Class II
Sold	970,354	641,898
Reinvested	409,182	439,333
Redeemed	(1,668,412)	(1,511,675)
Net decrease in shares outstanding	(288,876)	(430,444)

(a)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $109,893 and net realized gains of $251,771.
(b)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $1,291,032 and net realized gains of $3,418,621.
(c)	For the year ended December 31, 2017, net assets included accumulated net investment income of $1,542,821.

See Notes to Financial Statements.

18 | December 31, 2018

Morningstar Balanced ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
OPERATIONS:

Net investment income	$3,419,896	$3,459,210
Net realized gain	3,338,175	15,362,179
Long-term capital gain distributions from other investment companies	8,776	17,213
Net change in unrealized appreciation/(depreciation)	(17,874,595)	5,163,531
Net increase/(decrease) in net assets resulting from operations	(11,107,748)	24,002,133

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I(a)	(2,854,512)	(2,006,652)
Class II(b)	(15,853,014)	(12,697,771)
Total distributions	(18,707,526)	(14,704,423)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	2,831,219	3,555,359
Issued to shareholders in reinvestment of distributions	2,854,512	2,006,652
Cost of shares redeemed	(2,809,836)	(2,486,262)
Net increase from share transactions	2,875,895	3,075,749
Class II
Proceeds from sale of shares	20,913,939	17,484,148
Issued to shareholders in reinvestment of distributions	15,853,014	12,697,771
Cost of shares redeemed	(38,568,925)	(34,189,679)
Net decrease from share transactions	(1,801,972)	(4,007,760)

Net increase/(decrease) in net assets	(28,741,351)	8,365,699

NET ASSETS:

Beginning of year	195,473,307	187,107,608
End of year	$166,731,956	$195,473,307 (c)

OTHER INFORMATION - SHARES:

Class I
Sold	254,767	309,943
Reinvested	298,902	179,486
Redeemed	(251,221)	(217,348)
Net increase in shares outstanding	302,448	272,081

Class II
Sold	1,849,935	1,512,695
Reinvested	1,641,099	1,124,692
Redeemed	(3,425,236)	(2,959,772)
Net increase/(decrease) in shares outstanding	65,798	(322,385)

(a)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $471,899 and net realized gains of $1,534,753.
(b)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $2,659,106 and net realized gains of $10,038,665.
(c)	For the year ended December 31, 2017, net assets included accumulated net investment income of $3,462,070.

See Notes to Financial Statements.

19 | December 31, 2018

Morningstar Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
OPERATIONS:

Net investment income	$4,050,666	$3,830,524
Net realized gain	9,801,649	20,539,511
Long-term capital gain distributions from other investment companies	5,482	10,369
Net change in unrealized appreciation/(depreciation)	(31,419,805)	9,558,338
Net increase/(decrease) in net assets resulting from operations	(17,562,008)	33,938,742

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I(a)	(9,549,622)	(5,618,301)
Class II(b)	(14,755,042)	(8,930,987)
Total distributions	(24,304,664)	(14,549,288)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	8,627,185	7,998,275
Issued to shareholders in reinvestment of distributions	9,549,622	5,618,301
Cost of shares redeemed	(10,207,429)	(6,379,740)
Net increase from share transactions	7,969,378	7,236,836
Class II
Proceeds from sale of shares	27,748,394	21,567,956
Issued to shareholders in reinvestment of distributions	14,755,042	8,930,987
Cost of shares redeemed	(35,699,388)	(22,904,978)
Net increase from share transactions	6,804,048	7,593,965

Net increase/(decrease) in net assets	(27,093,246)	34,220,255

NET ASSETS:

Beginning of year	229,183,319	194,963,064
End of year	$202,090,073	$229,183,319 (c)

OTHER INFORMATION - SHARES:

Class I
Sold	721,230	666,978
Reinvested	944,572	467,802
Redeemed	(844,734)	(532,398)
Net increase in shares outstanding	821,068	602,382

Class II
Sold	2,336,096	1,818,632
Reinvested	1,485,906	755,583
Redeemed	(3,019,116)	(1,943,976)
Net increase in shares outstanding	802,886	630,239

(a)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $1,296,344 and net realized gains of $4,321,957.
(b)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $1,823,466 and net realized gains of $7,107,521.
(c)	For the year ended December 31, 2017, net assets included accumulated net investment income of $3,834,600.

See Notes to Financial Statements.

20 | December 31, 2018

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
OPERATIONS:

Net investment income	$1,837,624	$1,506,266
Net realized gain	4,236,850	8,132,213
Long-term capital gain distributions from other investment companies	1,208	2,269
Net change in unrealized appreciation/(depreciation)	(15,523,316)	6,815,249
Net increase/(decrease) in net assets resulting from operations	(9,447,634)	16,455,997

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I(a)	(5,105,686)	(3,423,514)
Class II(b)	(4,538,616)	(3,422,410)
Total distributions	(9,644,302)	(6,845,924)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	8,458,031	8,225,534
Issued to shareholders in reinvestment of distributions	5,105,686	3,423,514
Cost of shares redeemed	(5,235,968)	(3,029,247)
Net increase from share transactions	8,327,749	8,619,801
Class II
Proceeds from sale of shares	10,733,327	9,715,156
Issued to shareholders in reinvestment of distributions	4,538,616	3,422,410
Cost of shares redeemed	(13,735,061)	(10,490,714)
Net increase from share transactions	1,536,882	2,646,852

Net increase/(decrease) in net assets	(9,227,305)	20,876,726

NET ASSETS:

Beginning of year	101,930,233	81,053,507
End of year	$92,702,928	$101,930,233 (c)

OTHER INFORMATION - SHARES:

Class I
Sold	657,121	643,779
Reinvested	466,273	266,421
Redeemed	(407,043)	(237,764)
Net increase in shares outstanding	716,351	672,436

Class II
Sold	833,829	772,155
Reinvested	418,692	268,635
Redeemed	(1,068,770)	(839,669)
Net increase in shares outstanding	183,751	201,121

(a)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $668,849 and net realized gains of $2,754,665.
(b)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $578,493 and net realized gains of $2,843,917.
(c)	For the year ended December 31, 2017, net assets included accumulated net investment income of $1,508,374.

See Notes to Financial Statements.

21 | December 31, 2018

Morningstar Conservative ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.16	$10.75	$10.72	$11.27	$11.24
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.25	0.25	0.22	0.18	0.17
Net realized and unrealized gain/(loss) on investments	(0.48)	0.44	0.30	(0.29)	0.18
Total income/(loss) from investment operations	(0.23)	0.69	0.52	(0.11)	0.35

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.27)	(0.23)	(0.20)	(0.16)	(0.15)
From net realized gain	(0.16)	(0.05)	(0.29)	(0.28)	(0.17)
Total distributions	(0.43)	(0.28)	(0.49)	(0.44)	(0.32)
Net increase/(decrease) in net asset value	(0.66)	0.41	0.03	(0.55)	0.03
Net asset value - end of year	$10.50	$11.16	$10.75	$10.72	$11.27

Total Return*	(2.09)%	6.45%	4.88%	(0.96)%	3.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$3,891	$3,888	$3,714	$3,296	$3,340
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.59%	0.57%	0.58%	0.57%	0.55%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income after waiver/reimbursements	2.24%	2.27%	1.97%	1.59%	1.48%
Portfolio turnover rate	47%	35%	55%	37%	23%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Prior to April 30, 2016, the Morningstar Conservative ETF Asset Allocation Portfolio was known as Ibbotson Conservative ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

22 | December 31, 2018

Morningstar Conservative ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.11	$10.70	$10.67	$11.22	$11.20
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.22	0.22	0.18	0.15	0.14
Net realized and unrealized gain/(loss) on investments	(0.48)	0.44	0.31	(0.28)	0.17
Total income/(loss) from investment operations	(0.26)	0.66	0.49	(0.13)	0.31

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.24)	(0.20)	(0.17)	(0.14)	(0.12)
From net realized gain	(0.16)	(0.05)	(0.29)	(0.28)	(0.17)
Total distributions	(0.40)	(0.25)	(0.46)	(0.42)	(0.29)
Net increase/(decrease) in net asset value	(0.66)	0.41	0.03	(0.55)	0.02
Net asset value - end of year	$10.45	$11.11	$10.70	$10.67	$11.22

Total Return*	(2.37)%	6.20%	4.61%	(1.21)%	2.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$29,536	$31,368	$31,705	$35,325	$36,575
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.84%	0.82%	0.83%	0.82%	0.80%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income after waiver/reimbursements	1.98%	2.00%	1.66%	1.33%	1.22%
Portfolio turnover rate	47%	35%	55%	37%	23%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Conservative ETF Asset Allocation Portfolio was known as Ibbotson Conservative ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

23 | December 31, 2018

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.26	$10.00	$10.12	$10.93	$10.90
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.22	0.23	0.20	0.18	0.17
Net realized and unrealized gain/(loss) on investments	(0.63)	0.78	0.49	(0.35)	0.22
Total income/(loss) from investment operations	(0.41)	1.01	0.69	(0.17)	0.39

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.25)	(0.23)	(0.23)	(0.21)	(0.16)
From net realized gain	(0.41)	(0.52)	(0.58)	(0.43)	(0.20)
Total distributions	(0.66)	(0.75)	(0.81)	(0.64)	(0.36)
Net increase/(decrease) in net asset value	(1.07)	0.26	(0.12)	(0.81)	0.03
Net asset value - end of year	$9.19	$10.26	$10.00	$10.12	$10.93

Total Return*	(3.99)%	10.12%	6.73%	(1.52)%	3.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$5,126	$5,385	$4,712	$4,417	$4,227
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.54%	0.54%	0.54%	0.52%	0.50%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.52%	0.50%
Net investment income after waiver/reimbursements	2.18%	2.16%	1.92%	1.63%	1.56%
Portfolio turnover rate	35%	34%	40%	24%	16%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Income and Growth ETF Asset Allocation Portfolio was known as Ibbotson Income and Growth ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

24 | December 31, 2018

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$10.80	$10.48	$10.57	$11.37	$11.33
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.20	0.21	0.18	0.15	0.15
Net realized and unrealized gain/(loss) on investments	(0.66)	0.83	0.50	(0.35)	0.22
Total income/(loss) from investment operations	(0.46)	1.04	0.68	(0.20)	0.37

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.22)	(0.20)	(0.19)	(0.17)	(0.13)
From net realized gain	(0.41)	(0.52)	(0.58)	(0.43)	(0.20)
Total distributions	(0.63)	(0.72)	(0.77)	(0.60)	(0.33)
Net increase/(decrease) in net asset value	(1.09)	0.32	(0.09)	(0.80)	0.04
Net asset value - end of year	$9.71	$10.80	$10.48	$10.57	$11.37

Total Return*	(4.25)%	9.94%	6.37%	(1.68)%	3.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$64,962	$75,371	$77,704	$88,257	$107,135
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.79%	0.79%	0.79%	0.77%	0.76%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.77%	0.76%
Net investment income after waiver/reimbursements	1.90%	1.88%	1.63%	1.33%	1.29%
Portfolio turnover rate	35%	34%	40%	24%	16%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Income and Growth ETF Asset Allocation Portfolio was known as Ibbotson Income and Growth ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

25 | December 31, 2018

Morningstar Balanced ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.29	$10.78	$10.64	$11.37	$11.18
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.23	0.24	0.21	0.19	0.19
Net realized and unrealized gain/(loss) on investments	(0.89)	1.22	0.72	(0.42)	0.34
Total income/(loss) from investment operations	(0.66)	1.46	0.93	(0.23)	0.53

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.25)	(0.22)	(0.23)	(0.19)	(0.16)
From net realized gain	(0.97)	(0.73)	(0.56)	(0.31)	(0.18)
Total distributions	(1.22)	(0.95)	(0.79)	(0.50)	(0.34)
Net increase/(decrease) in net asset value	(1.88)	0.51	0.14	(0.73)	0.19
Net asset value - end of year	$9.41	$11.29	$10.78	$10.64	$11.37

Total Return*	(6.02)%	13.65%	8.69%	(1.97)%	4.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$24,962	$26,516	$22,388	$21,502	$20,807
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.52%	0.51%	0.52%	0.51%	0.50%
Net expenses after waiver/reimbursements	0.52%	0.51%	0.52%	0.51%	0.50%
Net investment income after waiver/reimbursements	2.09%	2.06%	1.86%	1.68%	1.70%
Portfolio turnover rate	23%	38%	34%	29%	19%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Balanced ETF Asset Allocation Portfolio was known as Ibbotson Balanced ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

26 | December 31, 2018

Morningstar Balanced ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.40	$10.88	$10.72	$11.45	$11.26
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.20	0.21	0.17	0.16	0.17
Net realized and unrealized gain/(loss) on investments	(0.89)	1.23	0.74	(0.42)	0.34
Total income/(loss) from investment operations	(0.69)	1.44	0.91	(0.26)	0.51

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.22)	(0.19)	(0.19)	(0.16)	(0.14)
From net realized gain	(0.97)	(0.73)	(0.56)	(0.31)	(0.18)
Total distributions	(1.19)	(0.92)	(0.75)	(0.47)	(0.32)
Net increase/(decrease) in net asset value	(1.88)	0.52	0.16	(0.73)	0.19
Net asset value - end of year	$9.52	$11.40	$10.88	$10.72	$11.45

Total Return*	(6.23)%	13.33%	8.48%	(2.22)%	4.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$141,770	$168,957	$164,720	$191,774	$207,046
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.77%	0.76%	0.77%	0.76%	0.75%
Net expenses after waiver/reimbursements	0.77%	0.76%	0.77%	0.76%	0.75%
Net investment income after waiver/reimbursements	1.82%	1.78%	1.56%	1.40%	1.43%
Portfolio turnover rate	23%	38%	34%	29%	19%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Balanced ETF Asset Allocation Portfolio was known as Ibbotson Balanced ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

27 | December 31, 2018

Morningstar Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$12.15	$11.04	$10.68	$11.27	$10.91
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.24	0.24	0.20	0.18	0.18
Net realized and unrealized gain/(loss) on investments	(1.16)	1.70	0.86	(0.44)	0.34
Total income/(loss) from investment operations	(0.92)	1.94	1.06	(0.26)	0.52

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.23)	(0.19)	(0.20)	(0.17)	(0.14)
From net realized gain	(1.12)	(0.64)	(0.50)	(0.16)	(0.02)
Total distributions	(1.35)	(0.83)	(0.70)	(0.33)	(0.16)
Net increase/(decrease) in net asset value	(2.27)	1.11	0.36	(0.59)	0.36
Net asset value - end of year	$9.88	$12.15	$11.04	$10.68	$11.27

Total Return*	(7.85)%	17.68%	9.88%	(2.22)%	4.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$79,625	$87,918	$73,255	$66,750	$63,676
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.53%	0.51%	0.52%	0.51%	0.50%
Net expenses after waiver/reimbursements	0.53%	0.51%	0.52%	0.51%	0.50%
Net investment income after waiver/reimbursements	1.98%	1.96%	1.78%	1.60%	1.64%
Portfolio turnover rate	28%	43%	37%	28%	16%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Prior to April 30, 2016, the Morningstar Growth ETF Asset Allocation Portfolio was known as Ibbotson Growth ETF Asset Allocation Portfolio.

(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

28 | December 31, 2018

Morningstar Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$11.96	$10.89	$10.53	$11.12	$10.77
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.20	0.20	0.16	0.15	0.15
Net realized and unrealized gain/(loss) on investments	(1.13)	1.67	0.86	(0.44)	0.34
Total income/(loss) from investment operations	(0.93)	1.87	1.02	(0.29)	0.49

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.20)	(0.16)	(0.16)	(0.14)	(0.12)
From net realized gain	(1.12)	(0.64)	(0.50)	(0.16)	(0.02)
Total distributions	(1.32)	(0.80)	(0.66)	(0.30)	(0.14)
Net increase/(decrease) in net asset value	(2.25)	1.07	0.36	(0.59)	0.35
Net asset value - end of year	$9.71	$11.96	$10.89	$10.53	$11.12

Total Return*	(8.04)%	17.30%	9.69%	(2.51)%	4.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$122,465	$141,266	$121,708	$135,370	$145,233
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.78%	0.76%	0.77%	0.76%	0.75%
Net expenses after waiver/reimbursements	0.78%	0.76%	0.77%	0.76%	0.75%
Net investment income after waiver/reimbursements	1.71%	1.71%	1.47%	1.32%	1.35%
Portfolio turnover rate	28%	43%	37%	28%	16%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Growth ETF Asset Allocation Portfolio was known as Ibbotson Growth ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

29 | December 31, 2018

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$13.03	$11.65	$11.13	$11.79	$11.48
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.25	0.23	0.20	0.19	0.20
Net realized and unrealized gain/(loss) on investments	(1.41)	2.11	1.08	(0.51)	0.34
Total income/(loss) from investment operations	(1.16)	2.34	1.28	(0.32)	0.54

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.21)	(0.19)	(0.18)	(0.17)	(0.14)
From net realized gain	(1.03)	(0.77)	(0.58)	(0.17)	(0.09)
Total distributions	(1.24)	(0.96)	(0.76)	(0.34)	(0.23)
Net increase/(decrease) in net asset value	(2.40)	1.38	0.52	(0.66)	0.31
Net asset value - end of year	$10.63	$13.03	$11.65	$11.13	$11.79

Total Return*	(9.17)%	20.17%	11.45%	(2.65)%	4.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$49,064	$50,783	$37,588	$29,410	$25,603
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.53%	0.54%	0.55%	0.53%	0.51%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.52%	0.51%
Net investment income after waiver/reimbursements	1.96%	1.81%	1.77%	1.56%	1.70%
Portfolio turnover rate	32%	43%	46%	27%	19%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Prior to April 30, 2016, the Morningstar Aggressive Growth ETF Asset Allocation Portfolio was known as Ibbotson Aggressive Growth ETF Asset Allocation Portfolio.
(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

30 | December 31, 2018

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the years presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(1)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of year	$12.91	$11.56	$11.04	$11.70	$11.39
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.21	0.19	0.16	0.15	0.17
Net realized and unrealized gain/(loss) on investments	(1.38)	2.09	1.09	(0.50)	0.34
Total income/(loss) from investment operations	(1.17)	2.28	1.25	(0.35)	0.51

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.18)	(0.16)	(0.15)	(0.14)	(0.11)
From net realized gain	(1.03)	(0.77)	(0.58)	(0.17)	(0.09)
Total distributions	(1.21)	(0.93)	(0.73)	(0.31)	(0.20)
Net increase/(decrease) in net asset value	(2.38)	1.35	0.52	(0.66)	0.31
Net asset value - end of year	$10.53	$12.91	$11.56	$11.04	$11.70

Total Return*	(9.33)%	19.80%	11.21%	(2.92)%	4.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$43,639	$51,147	$43,465	$50,611	$53,164
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.78%	0.79%	0.80%	0.78%	0.76%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.77%	0.76%
Net investment income after waiver/reimbursements	1.66%	1.52%	1.39%	1.25%	1.41%
Portfolio turnover rate	32%	43%	46%	27%	19%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Prior to April 30, 2016, the Morningstar Aggressive Growth ETF Asset Allocation Portfolio was known as Ibbotson Aggressive Growth ETF Asset Allocation Portfolio.

(2)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

31 | December 31, 2018

ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview	December 31, 2018 (Unaudited)

Investment Objective

The ALPS | Alerian Energy Infrastructure Portfolio (the “Portfolio”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the “AMEI Index”).

The Portfolio employs a “passive management” – or indexing – investment approach designed to track the performance of the AMEI Index. Developed by Alerian, the AMEI Index is intended to give investors a means of tracking the overall performance of North American energy infrastructure companies. The AMEI Index is a composite of North American energy infrastructure companies engaged in the pipeline transportation, storage, and processing of energy commodities (also known as “midstream energy businesses”).

Portfolio Overview

During the twelve-month period from January 1, 2018 to December 31, 2018, the ALPS Alerian Energy Infrastructure Portfolio’s Class I Shares delivered a net return of -18.58%. This compares to the Portfolio’s Index, the Alerian Midstream Energy Select Index (“AMEI” or “The Index”), which fell 22.47% on a price-return basis and fell 17.67% on a total-return basis.

The Index name was changed in June from the Alerian Energy Infrastructure Index to the Alerian Midstream Energy Select Index. The methodology was updated in July 2017 to make the AMEI a pure midstream index – a change that coincides with growing representation of C-corporations in the North American midstream universe. Utility general partners were removed from the index. The 25% limit for companies taxed as pass-through entities was maintained. The methodology was updated again in September 2017 to, among other things, better capture the investable universe, reflect established guidelines for diversified portfolios, mirror industry trends, and minimize future index turnover.

During the period, CNX Midstream Partners (CNXM) was added to the Index, and Altagas Ltd (ALA) was removed. In accordance with the methodology change in July, the following companies were added: Buckeye Partners (BPL), BP Midstream Partners (BPMP), Crestwood Equity Partners (CEQP), Dominion Energy Midstream Partners (DM), Enable Midstream Partners (ENBL), Genesis Energy (GEL), Holly Energy Partners (HEP), Cheniere Energy Inc (LNG), Noble Midstream Partners (NBLX), NGL Energy Partners (NGL), NuStar Energy (NS), Shell Midstream Partners (SHLX), Summit Midstream Partners (SMLP), Tellurian (TELL), and Valero Energy Partners (VLP). The following companies were removed as part of the methodology change in July: CenterPoint Energy (CNP), Cheniere Energy Partners (CQP), Dominion Energy (D), NuStar GP Holdings (NSH), and OGE Energy (OGE).

Energy infrastructure companies rose early in 2018, against a backdrop of rising West Texas Intermediate (WTI) oil prices. Though WTI oil prices would reach higher levels, the end of January proved to be the peak for the AMEI in the period.

February and March saw a series of negative headlines weigh on the energy infrastructure space, including dividend cuts from two AMEI constituents, corporate reorganizations, and a negative announcement from the Federal Energy Regulatory Commission (FERC) on March 15 related to MLP cost-of-service pipeline rates. The FERC announcement, corporate structure questions, and the potential for consolidation transactions created uncertainty in the space. Energy infrastructure companies gradually recovered from April through August as oil prices gained, fundamentals remained supportive, and the FERC announced positive clarification on their policy revision in July that was beneficial for MLPs.

Energy infrastructure companies were pressured in the fourth quarter of 2018, as WTI oil prices sharply declined from $76 per barrel in early October to end December at $45 per barrel. While WTI fell 40.57% in that timeframe, AMEI fell 19.79% on a price-return basis, outperforming other energy sectors that are more sensitive to the absolute price of oil. To be clear, midstream companies are not immune to oil price swings, but the fee-based nature of their businesses makes energy infrastructure companies more defensive relative to other energy sectors in a falling crude price environment. Persistent oil price weakness represents a risk for midstream companies in terms of sentiment and its potential to interrupt production growth.

Despite the recent weakness in oil prices, the fundamentals for midstream energy infrastructure in the US and Canada remain strong. The US became the world’s largest oil producer in 2018. Production of oil and natural gas in the US is at record highs, and growth is expected to continue, assuming oil prices remain supportive. In Canada, oil production grew through 2018, and natural gas production has also increased relative to 2017. Combining robust production trends with a significant oil and natural gas resource base in both Canada and the US, North American midstream companies are poised to enjoy a runway of growth opportunities for years to come.

Ryan Mischker	Andrew Hicks
Co-Portfolio Manager	Co-Portfolio Manager

32 | December 31, 2018

ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview (continued)	December 31, 2018 (Unaudited)

PORTFOLIO PERFORMANCE | AS OF DECEMBER 31, 2018

					Since Inception	Annualized Expense Ratios as disclosed in current prospectus dated 4/30/18
	Six Months[1]	1 Year	3 Year	5 Year	(5/01/13)	Gross	Net[2]
ALPS | Alerian Energy Infrastructure
Portfolio - Class I	-16.30%	-18.58%	4.64%	-4.31%	-2.56%	0.97%	0.95%
ALPS | Alerian Energy Infrastructure
Portfolio - Class III	-16.59%	-18.96%	4.20%	-4.70%	-2.97%	1.32%	1.30%
Alerian Midstream Energy Select Index[3]	-15.81%	-17.67%	5.99%	-3.14%	-1.32%

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

[1]	Total return for a period of less than one year is not annualized.
[2]	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect, and Financial Highlights tables for expense ratios as of December 31, 2018. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions, and extraordinary expenses, do not exceed 0.80% of either Class I or Class III shares average daily net assets through April 29, 2019. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.
[3]	The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies engaged in the pipeline transportation, storage, and processing of energy commodities. As of June 29, 2018 the benchmark for the Fund changed from the Alerian Energy Infrastructure Index (AMEI) to the Alerian Midstream Energy Select Index (AMEI). An investor cannot invest directly in an index.

Past performance is no guarantee of future results.

The statements and opinions expressed in this commentary are those of the author, are as of the date of this report, are subject to change, and may not reflect the author’s current views. The information, data, and analyses presented in this commentary do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources; however, ALPS Advisors, Inc. has no control over the methods or means used to collect the data and/or information and therefore cannot guarantee its accuracy or completeness. The opinions and estimates noted are as of a certain date and subject to change.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing. Asset allocation and diversification do not eliminate the risk of experiencing investment losses.

This commentary contains certain forward-looking statements. We use words such as “expects”, “anticipates”, “believes”, “estimates”, “forecasts”, and similar expressions to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially and/or substantially from any future results, performance or achievements expressed or implied by those projected in the forward-looking statements for any reason.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The benefit you are expected to derive from the Portfolio’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Portfolio’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.

If an MLP in the Portfolio is deemed a corporation rather than a partnership for federal income tax purposes, then the income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Portfolio which could result in a reduction of the Portfolio’s value.

33 | December 31, 2018

ALPS | Alerian Energy Infrastructure Portfolio

Performance Overview (continued)	December 31, 2018 (Unaudited)

Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Portfolio.

The ALPS | Alerian Energy Infrastructure Portfolio is distributed by ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Distributor is not affiliated with Alerian.

Top 10 Holdings(1)(2) (as of December 31, 2018)

Enbridge, Inc.	10.43%
TransCanada Corp.	7.82%
Enterprise Products Partners LP	7.26%
Kinder Morgan, Inc.	7.10%
The Williams Cos., Inc.	6.06%
Energy Transfer LP	5.88%
ONEOK, Inc.	4.84%
Cheniere Energy, Inc.	4.80%
Plains GP Holdings LP	4.71%
Pembina Pipeline Corp.	4.70%
Total	63.60%

(1)	% of Net Assets.
(2)	Holdings are subject to change and may not reflect the current or future position of the Portfolio.
(3)	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2018.

Sector Allocation(1)(2)

The illustration below is based on a hypothetical $10,000 investment in the Portfolio since inception (May 1, 2013). All results shown assume reinvestments of dividends and capital gains.

Growth of $10,000 (as of December 31, 2018)

ALPS | Alerian Energy Infrastructure Portfolio (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables and graphs within the performance overview section do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

34 | December 31, 2018

ALPS | Alerian Energy Infrastructure Portfolio

Schedule of Investments	As of December 31, 2018

Security Description	Shares	Value
Canadian Energy Infrastructure Companies - 31.18%
Enbridge, Inc.	207,166	$6,435,621
Gibson Energy, Inc.	63,617	870,470
Inter Pipeline, Ltd.	175,997	2,493,248
Keyera Corp.	91,377	1,727,542
Pembina Pipeline Corp.	97,678	2,898,429
TransCanada Corp.	135,133	4,825,472

Total Canadian Energy Infrastructure Companies
(Cost $23,290,030)		19,250,782

U.S. Energy Infrastructure Companies - 26.97%
Cheniere Energy, Inc. (1)	50,011	2,960,151
Kinder Morgan, Inc.	285,012	4,383,485
Macquarie Infrastructure Corp.	32,934	1,204,067
ONEOK, Inc.	55,399	2,988,776
SemGroup Corp., Class A	34,710	478,304
Tallgrass Energy LP	65,319	1,589,864
Targa Resources Corp.	76,706	2,762,950
Tellurian, Inc. (1)	40,794	283,518

Total U.S. Energy Infrastructure Companies
(Cost $19,340,007)		16,651,115

U.S. Energy Infrastructure MLPs - 24.61%
Andeavor Logistics LP	13,097	425,522
BP Midstream Partners LP	5,953	92,510
Buckeye Partners LP	18,225	528,343
CNX Midstream Partners LP	5,219	84,965
Crestwood Equity Partners LP	6,107	170,446
Dominion Energy Midstream Partners LP	6,131	110,603
Enable Midstream Partners LP	10,947	148,113
Energy Transfer LP	274,554	3,626,858
Enterprise Products Partners LP	182,285	4,482,388
EQGP Holdings LP	26,221	523,109
Genesis Energy LP	13,633	251,801
Holly Energy Partners LP	5,699	162,763
Magellan Midstream Partners LP	28,372	1,618,906
MPLX LP	35,892	1,087,528
NGL Energy Partners LP	14,273	136,878
Noble Midstream Partners LP	2,687	77,493
NuStar Energy LP	12,176	254,844
Phillips 66 Partners LP	6,833	287,738
Shell Midstream Partners LP	15,424	253,108
Summit Midstream Partners LP	5,122	51,476
Valero Energy Partners LP	2,786	117,486
Western Gas Equity Partners LP	25,219	699,323

Total U.S. Energy Infrastructure MLPs
(Cost $18,001,097)		15,192,201
U.S. General Partners - 14.45%
Antero Midstream GP LP	105,861	1,183,526
EnLink Midstream LLC	114,439	1,086,026
Plains GP Holdings LP, Class A	144,694	2,908,350
The Williams Cos., Inc.	169,666	3,741,135

Total U.S. General Partners
(Cost $11,983,774)		8,919,037

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 2.09%
State Street Institutional Treasury Plus Money Market Fund	2.269%	1,288,932	$1,288,932

Total Short-Term Investments
(Cost $1,288,932)			1,288,932

Total Investments - 99.30%
(Total cost $73,903,840)			61,302,067

Other Assets in Excess of Liabilities - 0.70%			429,637

Net Assets - 100.00%			$61,731,704

(1)	Non-income producing security.

See Notes to Financial Statements.

35 | December 31, 2018

ALPS | Alerian Energy Infrastructure Portfolio

Statement of Assets and Liabilities	As of December 31, 2018

ASSETS:

Investments, at value	$61,302,067
Receivable for investments sold	530,886
Receivable for shares sold	64,145
Dividends receivable	106,988
Other assets	1,051
Total Assets	62,005,137

LIABILITIES:

Payable for investments purchased	140,622
Payable for shares redeemed	4,452
Payable to advisor	37,740
Payable for distribution and service fees	27,571
Payable for audit fees	19,272
Payable for trustees' fees	193
Accrued expenses and other liabilities	43,583
Total Liabilities	273,433
Net Assets	$61,731,704

NET ASSETS CONSIST OF:

Paid-in capital	$87,079,344
Total distributable earnings	(25,347,640)
Net Assets	$61,731,704

Investments, at Cost	$73,903,840

PRICING OF SHARES:

Class I:
Net Assets	$838,499
Shares of beneficial interest outstanding	110,656
Net assets value, offering and redemption price per share	$7.58

Class III:
Net Assets	$60,893,205
Shares of beneficial interest outstanding	8,039,136
Net assets value, offering and redemption price per share	$7.57

See Notes to Financial Statements.

36 | December 31, 2018

ALPS | Alerian Energy Infrastructure Portfolio

Statement of Operations	For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $187,981)	$3,660,653
Total Investment Income	3,660,653

EXPENSES:
Investment advisor fee	549,361
12b-1 fees:
Class III	193,451
Shareholder servicing fees:
Class I	1,649
Class III	193,451
Custodian fees	22,289
Administration fee	2,877
Legal fees	7,212
Audit fees	14,742
Trustees' fees and expenses	16,572
Report to shareholder fees	33,544
Other expenses	15,080
Total expenses before waiver/reimbursements	1,050,228
Less fees waived/reimbursed by investment advisor
Class I	(479)
Class III	(34,809)
Total Net Expenses	1,014,940
Net Investment Income	2,645,713

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investments	(1,230,125)
Foreign currency transactions	(2,916)
Net realized loss	(1,233,041)
Net change in unrealized depreciation on:
Investments	(16,409,829)
Translation of assets and liabilities denominated in foreign currencies	(467)
Net change in unrealized depreciation	(16,410,296)
Net Realized and Unrealized Loss on Investments	(17,643,337)
Net Decrease in Net Assets Resulting from Operations	$(14,997,624)

See Notes to Financial Statements.

37 | December 31, 2018

ALPS | Alerian Energy Infrastructure Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
OPERATIONS:

Net investment income	$2,645,713	$2,362,253
Net realized gain/(loss)	(1,233,041)	56,296
Net change in unrealized depreciation	(16,410,296)	(3,154,133)
Net decrease in net assets resulting from operations	(14,997,624)	(735,584)

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I(a)	(22,577)	(27,020)
Class III(b)	(1,307,243)	(1,626,857)
Total distributions	(1,329,820)	(1,653,877)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	65,723	887,371
Issued to shareholders in reinvestment of distributions	22,577	27,020
Cost of shares redeemed	(248,723)	(70,888)
Net increase/(decrease) from share transactions	(160,423)	843,503
Class III
Proceeds from sale of shares	8,899,474	17,596,318
Issued to shareholders in reinvestment of distributions	1,307,243	1,626,857
Cost of shares redeemed	(19,180,281)	(18,277,728)
Net increase/(decrease) from share transactions	(8,973,564)	945,447

Net decrease in net assets	(25,461,431)	(600,511)

NET ASSETS:

Beginning of year	87,193,135	87,793,646
End of year	$61,731,704	$87,193,135 (c)

OTHER INFORMATION - SHARES:

Class I
Sold	7,617	91,266
Reinvested	2,797	2,887
Redeemed	(26,710)	(7,234)
Net increase/(decrease) in shares outstanding	(16,296)	86,919

Class III
Sold	988,301	1,804,381
Reinvested	161,988	174,182
Redeemed	(2,131,098)	(1,880,535)
Net increase/(decrease) in shares outstanding	(980,809)	98,028

(a)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $27,020 and net realized loss of $-.
(b)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $1,626,857 and net realized loss of $-.
(c)	For the year ended December 31, 2017, net assets included accumulated net investment loss of $(1,288,285).

See Notes to Financial Statements.

38 | December 31, 2018

ALPS | Alerian Energy Infrastructure Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$9.55	$9.82	$7.10	$11.91	$10.76
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.34	0.30	0.28	0.34	0.32
Net realized and unrealized gain/(loss) on investments	(2.10)	(0.35)	2.65	(4.86)	1.00
Total income/(loss) from investment operations	(1.76)	(0.05)	2.93	(4.52)	1.32

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.21)	(0.22)	(0.21)	(0.10)	(0.10)
From net realized gain	—	—	—	(0.19)	(0.07)
Total distributions	(0.21)	(0.22)	(0.21)	(0.29)	(0.17)
Net increase/(decrease) in net asset value	(1.97)	(0.27)	2.72	(4.81)	1.15
Net asset value - end of period	$7.58	$9.55	$9.82	$7.10	$11.91

Total Return*	(18.58)%	(0.49)%	41.39%	(37.71)%	12.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$838	$1,213	$393	$330	$365
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.99%	0.97%	0.95%	0.94%	0.95%
Net expenses after waiver/reimbursements	0.95%	0.95%	0.90%	0.90%	0.80%
Net investment income after waiver/reimbursements	3.71%	3.12%	3.32%	3.37%	2.73%
Portfolio turnover rate	72%	40%	50%	59%	33%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

39 | December 31, 2018

ALPS | Alerian Energy Infrastructure Portfolio – Class III

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$9.53	$9.80	$7.10	$11.90	$10.72
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.30	0.26	0.25	0.31	0.27
Net realized and unrealized gain/(loss) on investments	(2.10)	(0.35)	2.64	(4.85)	1.00
Total income/(loss) from investment operations	(1.80)	(0.09)	2.89	(4.54)	1.27

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.16)	(0.18)	(0.19)	(0.07)	(0.01)
From net realized gain	—	—	—	(0.19)	(0.08)
Total distributions	(0.16)	(0.18)	(0.19)	(0.26)	(0.09)
Net increase/(decrease) in net asset value	(1.96)	(0.27)	2.70	(4.80)	1.18
Net asset value - end of period	$7.57	$9.53	$9.80	$7.10	$11.90

Total Return*	(18.96)%	(0.84)%	40.80%	(37.92)%	11.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$60,893	$85,980	$87,401	$52,411	$68,777
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.34%	1.32%	1.35%	1.27%	1.40%
Net expenses after waiver/reimbursements	1.30%	1.30%	1.30%	1.23%	1.28%
Net investment income after waiver/reimbursements	3.37%	2.69%	2.91%	3.07%	2.24%
Portfolio turnover rate	72%	40%	50%	59%	33%

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.
(1)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

40 | December 31, 2018

ALPS | Red Rocks Listed Private Equity Portfolio

Performance Overview	December 31, 2018 (Unaudited)

Investment Objective

The investment objective of the ALPS | Red Rocks Listed Private Equity Portfolio (the “Portfolio”) is to seek to maximize total return, which consists of appreciation on its investments and a variable income stream.

The Portfolio will invest at least 80% of its net assets in securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as their stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”). Although the Portfolio does not invest directly in private companies, it is managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

Global Markets Review

This past year has been one of historic turmoil, dislocation, and transition for global markets as major economic regions faced significant economic and political events with potentially far-reaching impacts.

A few of the major themes in Asia included: a slowing Chinese economy, growing issues in the Chinese banking system, slow growth and demographic challenges in Japan, the North Korea military buildup, and the economic and political impacts of US tariffs.

Themes in the Eurozone included: BREXIT (British exit from the Eurozone) with uncertainties around timing and impact, growing nationalism and with significant disagreements on immigration policy among member nations, slowing economic growth, issues and risks in the European banking system, and concerns regarding the fiscal health of several member states.

Themes in the US included: corporate tax cuts implemented at the end of 2017, an unpopular president fighting numerous political battles, a shrinking Federal Reserve balance sheet, interest rate hikes, a stronger US dollar, contentious negotiations with Canada and Mexico to replace NAFTA with new trade pact, and growing concerns of how to fund the country’s systemic fiscal deficits.

These themes, along with many others, have rekindled fear and uncertainty in market participants – and uncertainty can lead to increases in price volatility. After almost a decade of historically low market volatility, we saw significant increases during the past fiscal year, with several corrections of 5% or more in the past 12 months.

Global Private Equity

In contrast to the growing uncertainty and volatility in global public markets, private markets continued their strong growth. Although not a record year, global private equity fundraising was robust, with over $425 billion of new capital and a new high-water mark of dry powder (committed capital that has yet to be invested) at $1.14 trillion.

Private investable assets are now around $5.7 trillion globally, or 6% of the $91.2 trillion in global investable assets (public and private) as of September 30, 2018, and the investment opportunities in private companies continue to be vastly larger than publicly listed companies. For example, in North America there are 8,714 companies listed on public exchanges as of September 30, 2018. In contrast, there are 37,551 (a 4X multiple) private companies that meet size and other potential investment characteristics, according to Bloomberg.

Although both public and private valuations have increased over the past decade, valuations of private companies continue to be favorable relative to public companies. As of fiscal year end, US private companies are valued at 10.6 times EV/EBITDA (Enterprise value to earnings before interest, taxes, depreciation, and amortization), a significant discount when compared to the 17.6 times EV/EBITDA of small and mid-sized public companies of the Russell 2000 index.

Debt levels in private equity deals were flat with four year average at around 50%, which are sharply lower than pre-financial crisis levels.

Despite ongoing political uncertainties and trade issues, global IPO activity levels were significantly above 10-year median in both volume and proceeds. Global M&A (mergers and acquisitions) activity was in line with five year averages in both volume and proceeds.

41 | December 31, 2018

ALPS | Red Rocks Listed Private Equity Portfolio

Performance Overview (continued)	December 31, 2018 (Unaudited)

Portfolio Review

For the twelve months ending December 31, 2018, the Portfolio’s Class III shares returned -12.53% compared with -8.71% and -14.53% for the MSCI World Index (the fund’s primary benchmark) and the Red Rocks Global Listed Private Equity Index, respectively.

During the past year, we added 7 companies and exited 9 companies, ending the year with 43 holdings.

Net contributors to performance for the period included:

●	IAC/Interactive Corp

●	HBM Healthcare Investments AG

●	Danaher Corp

Net detractors to performance included:

●	Aurelius Equity Opportunities Se & Co

●	Wendel

●	Intermediate Capital Group

Currency Impacts

The fund, being global in nature, holds assets denominated in currencies other than the US dollar. Changes in the relative value of the US dollar can both enhance and detract from investment performance of the fund. For the past fiscal year, the impact of foreign currency was a detractor, contributing -3.9% to the fund’s performance.

Outlook for Private Equity and Portfolio

Despite growing investor uncertainty, we believe that the environment is favorable for M&A and believe it can persist for the foreseeable future. Although interest rates have increased, which increased the cost of capital for PE (private equity) firms, we believe that rates will stabilize during the next year or so and believe that the more capable PE firms have the ability to navigate these environments. With heightened global economic uncertainty, the US continues to attract capital as a relatively safe haven, and we expect to favor US assets for the foreseeable future.

There are a number of potential risks that may affect the portfolio including the uncertainty and timing of BREXIT, the toxicity of political environment in the US and Europe, ongoing changes in tariff and trade relations, a continued strong dollar, growing public deficits, and the growing issuance of lower-rated debt by public companies, to name a few.

With continued rapid growth of private capital available to invest globally, we believe that PE will continue to become an increasingly important component of investor portfolios. We believe that the PE investment model of buying companies, improving them, and selling them or taking them public, has inherent advantages to investing in traditional public companies including tight alignment of interests, a patient investment outlook with focus on long-term value creation, and active management in the operations of portfolio companies.

In closing, we continue to believe that the fund can provide attractive risk-adjusted returns for investors over longer investment horizons.

We appreciate your continued interest in the Fund and listed private equity.

Andrew Drummond	Kirk McCown, CFA	Wyck Brown, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

42 | December 31, 2018

ALPS | Red Rocks Listed Private Equity Portfolio

Performance Overview (continued)	December 31, 2018 (Unaudited)

PORTFOLIO PERFORMANCE | AS OF DECEMBER 31, 2018

				Since Inception	Annualized Expense Ratios as Disclosed in Current Prospectus dated 4/30/18
	Six Months[1]	1 Year	3 Year	(10/24/14)	Gross	Net[2]
ALPS | Red Rocks Listed Private
Equity Portfolio - Class I	-11.05%	-12.22%	6.03%	5.18%	2.14%	1.75%
ALPS | Red Rocks Listed Private
Equity Portfolio - Class III	-11.22%	-12.53%	5.68%	4.85%	2.50%	2.10%
Red Rocks Global Listed Private Equity Index[3]	-14.30%	-14.53%	5.98%	5.62%
MSCI World Total Return Index[4]	-9.10%	-8.71%	6.30%	4.95%

Performance data quoted represents past performance. Past performance is no guarantee future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than then the performance quoted. The graph and tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

[1]	Total return for a period of less than one year is not annualized.

[2]	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect, and Financial Highlights tables for expense ratios as of December 31, 2018. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses, do not exceed 0.95% of the Portfolio's Class I or Class III shares average daily net assets through April 29, 2019. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

3	The Red Rocks Global Listed Private Equity Index includes securities, ADRs, and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies.

4	MSCI World Total Return Index – Morgan Stanley Capital International’s market capitalization weighted index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region. An investor cannot invest directly in an index.

Past performance is no guarantee of future results.

The statements and opinions expressed in this commentary are those of the author, are as of the date of this report, are subject to change, and may not reflect the author’s current views. The information, data, and analyses presented in this commentary do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources; however, Red Rocks Capital LLC has no control over the methods or means used to collect the data and/or information and therefore cannot guarantee its accuracy or completeness. The opinions and estimates noted are as of a certain date and subject to change.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing. Asset allocation and diversification do not eliminate the risk of experiencing investment losses.

This commentary contains certain forward-looking statements. We use words such as “expects”, “anticipates”, “believes”, “estimates”, “forecasts”, and similar expressions to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially and/or substantially from any future results, performance or achievements expressed or implied by those projected in the forward-looking statements for any reason.

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately – held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) is the distributor for the ALPS | Red Rocks Listed Private Equity Portfolio. The Distributor is affiliated with Red Rocks Capital.

43 | December 31, 2018

ALPS | Red Rocks Listed Private Equity Portfolio

Performance Overview (continued)	December 31, 2018 (Unaudited)

Top 10 Holdings(1)(2) (as of December 31, 2018)

IAC/InterActiveCorp	5.63%
HarbourVest Global Private Equity, Ltd.	4.69%
Berkshire Hathaway, Inc., Class B	4.30%
Blackstone Group LP	3.98%
KKR & Co. LP, Class A	3.92%
3i Group PLC	3.75%
Ares Capital Corp.	3.53%
Brookfield Asset Management, Inc.	3.43%
Intermediate Capital Group PLC	3.38%
AURELIUS Equity Opportunities SE & Co. KGaA	3.30%
Total	39.91%

(1)	% of Net Assets.

(2)	Holdings are subject to change and may not reflect the current or future position of the Portfolio.
(3)	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2018.

Country Allocation(1)(2)

Growth of $10,000 (as of December 31, 2018)

ALPS | Red Rocks Listed Private Equity Portfolio (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables and graphs within the performance overview section do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

44 | December 31, 2018

ALPS | Red Rocks Listed Private Equity Portfolio

Schedule of Investments	As of December 31, 2018

Security Description	Shares	Value
Closed-End Funds - 17.70%
Financials - 17.70%
3i Infrastructure PLC	78,300	$257,896
HarbourVest Global Private Equity, Ltd.(1)	61,783	1,061,664
HBM Healthcare Investments AG, Class A	4,080	645,843
HgCapital Trust PLC	26,000	591,051
ICG Enterprise Trust PLC	15,624	160,112
NB Private Equity Partners, Ltd.	22,000	281,254
Pantheon International PLC Fund (1)	24,100	605,033
Riverstone Energy, Ltd. (1)	29,200	400,470

Total Financials		4,003,323

Total Closed-End Funds
(Cost $3,839,722)		4,003,323

Common Stocks - 80.15%
Communication Services - 12.98%
GCI Liberty, Inc., Class A(1)	9,500	391,020
IAC/InterActiveCorp(1)	6,950	1,272,128
Liberty Formula One, Class A(1)	14,500	430,940
Liberty SiriusXM, Class A(1)	13,900	511,520
Naspers, Ltd., N Shares	1,185	237,256
SoftBank Group Corp.	1,400	91,699

Total Communication Services		2,934,563

Consumer Discretionary - 1.00%
Rocket Internet SE(1)(2)	9,800	226,393

Consumer Staples - 3.11%
Schouw & Co. AB	9,400	702,200

Financials - 54.07%
3i Group PLC	86,000	848,583
Ackermans & van Haaren NV	3,400	513,325
Ares Capital Corp.	51,300	799,254
AURELIUS Equity Opportunities SE & Co. KGaA	20,500	745,365
Berkshire Hathaway, Inc., Class B(1)	4,760	971,898
Blackstone Group LP	30,200	900,261
Brederode SA	3,530	203,812
Brookfield Asset Management, Inc., Class A	20,200	774,670
Cannae Holdings, Inc. (1)	27,400	469,088
Carlyle Group LP	18,500	291,375
Eurazeo SE	7,796	551,931
EXOR N.V.	7,100	385,440
Intermediate Capital Group PLC	64,000	763,407
Investor AB, B Shares	13,200	560,925
KKR & Co. LP, Class A	45,200	887,276
Security Description	Shares	Value
Financials (continued)
Onex Corp.	7,000	$381,226
Pargesa Holding SA	4,850	349,792
Partners Group Holding AG	1,090	663,098
Princess Private Equity Holding, Ltd.	19,200	184,787
Standard Life Private Equity	121,211	499,793
Wendel SA	4,020	482,220

Total Financials		12,227,526

Health Care - 2.67%
Danaher Corp.	5,860	604,282

Industrials - 4.64%
Aalberts Industries NV	9,875	328,427
Brookfield Business Partners LP	8,300	252,794
Indus Holding AG	3,900	174,569
Melrose Industries PLC	140,500	293,520

Total Industrials		1,049,310

Utilities - 1.68%
Brookfield Infrastructure Partners LP, Class A	10,999	379,795

Total Common Stocks
(Cost $19,498,141)		18,124,069

Security Description	7-Day Yield	Shares	Value
Short-Term Investments - 1.98%
State Street Institutional Treasury Plus Money Market Fund	2.269%	448,607	$448,607

Total Short-Term Investments
(Cost $448,607)			448,607

Total Investments - 99.83%
(Total cost $23,786,470)			22,575,999

Other Assets in Excess of Liabilities - 0.17%			38,384

Net Assets - 100.00%			$22,614,383

(1)	Non-income producing security.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $226,393, representing 1.00% of net assets.

See Notes to Financial Statements.

45 | December 31, 2018

ALPS | Red Rocks Listed Private Equity Portfolio

Statement of Assets and Liabilities	As of December 31, 2018

ASSETS:

Investments, at value	$22,575,999
Cash	5,542
Receivable for investments sold	12,067
Receivable for shares sold	56,576
Dividends receivable	67,553
Other assets	384
Total Assets	22,718,121

LIABILITIES:

Payable for investments purchased	6,045
Payable for shares redeemed	25,846
Payable to advisor	20,626
Payable for distribution and service fees	9,935
Payable for audit fees	20,722
Payable for trustees' fees	67
Accrued expenses and other liabilities	20,497
Total Liabilities	103,738
Net Assets	$22,614,383

NET ASSETS CONSIST OF:

Paid-in capital	$23,989,646
Total distributable earnings	(1,375,263)
Net Assets	$22,614,383

Investments, at Cost	$23,786,470

PRICING OF SHARES:

Class I:
Net Assets	$275,701
Shares of beneficial interest outstanding	26,119
Net assets value, offering and redemption price per share	$10.56

Class III:
Net Assets	$22,338,682
Shares of beneficial interest outstanding	2,018,593
Net assets value, offering and redemption price per share	$11.07

See Notes to Financial Statements.

46 | December 31, 2018

ALPS | Red Rocks Listed Private Equity Portfolio

Statement of Operations	For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $38,674)	$581,850
Total Investment Income	581,850

EXPENSES:
Investment advisor fee	220,013
12b-1 fees:
Class III	60,369
Shareholder servicing fees:
Class I	447
Class III	60,369
Custodian fees	12,786
Administration fee	4,603
Legal fees	3,183
Audit fees	16,543
Trustees' fees and expenses	5,134
Report to shareholder fees	10,174
Other expenses	14,645
Total expenses before waiver/reimbursements	408,266
Less fees waived/reimbursed by investment advisor
Class I	(660)
Class III	(54,300)
Total Net Expenses	353,306
Net Investment Income	228,544

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	586,777
Foreign currency transactions	(4,280)
Net realized gain	582,497
Net change in unrealized depreciation on:
Investments	(4,103,901)
Translation of assets and liabilities denominated in foreign currencies	(1,262)
Net change in unrealized depreciation	(4,105,163)
Net Realized and Unrealized Loss on Investments	(3,522,666)
Net Decrease in Net Assets Resulting from Operations	$(3,294,122)

See Notes to Financial Statements.

47 | December 31, 2018

ALPS | Red Rocks Listed Private Equity Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
OPERATIONS:

Net investment income	$228,544	$304,531
Net realized gain	582,497	641,122
Long-term capital gain distributions from other investment companies	–	1,780
Net change in unrealized appreciation/(depreciation)	(4,105,163)	2,412,112
Net increase/(decrease) in net assets resulting from operations	(3,294,122)	3,359,545

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I(a)	(18,570)	(6,381)
Class III(b)	(1,409,126)	(483,955)
Total distributions	(1,427,696)	(490,336)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	219,328	290,992
Issued to shareholders in reinvestment of distributions	18,570	6,381
Cost of shares redeemed	(126,081)	(162,439)
Net increase from share transactions	111,817	134,934
Class III
Proceeds from sale of shares	8,677,610	12,167,365
Issued to shareholders in reinvestment of distributions	1,409,126	483,955
Cost of shares redeemed	(4,619,320)	(5,375,112)
Net increase from share transactions	5,467,416	7,276,208

Net increase in net assets	857,415	10,280,351

NET ASSETS:

Beginning of year	21,756,968	11,476,617
End of year	$22,614,383	$21,756,968 (c)

OTHER INFORMATION - SHARES:

Class I
Sold	16,948	23,183
Reinvested	1,729	503
Redeemed	(9,749)	(12,668)
Net increase in shares outstanding	8,928	11,018

Class III
Sold	643,071	939,301
Reinvested	125,033	36,442
Redeemed	(344,702)	(412,484)
Net increase in shares outstanding	423,402	563,259

(a)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $6,381 and net realized gains of $–.

(b)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $483,955 and net realized gains of $–.

(c)	For the year ended December 31, 2017, net assets included accumulated net investment income of $428,039.

See Notes to Financial Statements.

48 | December 31, 2018

ALPS | Red Rocks Listed Private Equity Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015		For the Period October 24, 2014 (Commencement of Operations) to December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$12.90	$10.60	$10.33		$10.48		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.18	0.23	0.78		0.18		0.02
Net realized and unrealized gain/(loss) on investments	(1.74)	2.45	0.08		(0.29)		0.46
Total income/(loss) from investment operations	(1.56)	2.68	0.86		(0.11)		0.48

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.74)	(0.38)	(0.59)		(0.04)		–
From net realized gain	(0.04)	–	(0.00	)(2)	(0.00	)(2)	–
Total distributions	(0.78)	(0.38)	(0.59)		(0.04)		–
Net increase/(decrease) in net asset value	(2.34)	2.30	0.27		(0.15)		0.48
Net asset value - end of period	$10.56	$12.90	$10.60		$10.33		$10.48

Total Return*	(12.22)%	25.37%	8.30%		(1.08)%		4.80	%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$276	$222	$65		$454		$26
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.32%	1.49%	2.12%		5.98%		43.45	%(4)
Net expenses after waiver/reimbursements	1.10%	1.10%	1.09%		1.08%		0.95	%(4)
Net investment income after waiver/ reimbursements	1.43%	1.84%	7.81%		1.76%		0.82	%(4)
Portfolio turnover rate	20%	47%	31%		12%		45	%(3)

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

(2)	Less than ($0.005) per share.

(3)	Not annualized.

(4)	Annualized.

See Notes to Financial Statements.

49 | December 31, 2018

ALPS | Red Rocks Listed Private Equity Portfolio – Class III

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015		For the Period October 24, 2014 (Commencement of Operations) to December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$13.50	$11.06	$10.32		$10.47		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.12	0.23	0.31		0.15		0.01
Net realized and unrealized gain/(loss) on investments	(1.79)	2.53	0.51		(0.29)		0.46
Total income/(loss) from investment operations	(1.67)	2.76	0.82		(0.14)		0.47

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.72)	(0.32)	(0.08)		(0.01)		–
From net realized gain	(0.04)	–	(0.00	)(2)	(0.00	)(2)	–
Total distributions	(0.76)	(0.32)	(0.08)		(0.01)		–
Net increase/(decrease) in net asset value	(2.43)	2.44	0.74		(0.15)		0.47
Net asset value - end of period	$11.07	$13.50	$11.06		$10.32		$10.47

Total Return*	(12.53)%	24.96%	7.97%		(1.32)%		4.70	%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$22,339	$21,535	$11,411		$6,142		$236
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.67%	1.85%	2.03%		5.91%		43.95	%(4)
Net expenses after waiver/reimbursements	1.45%	1.45%	1.45%		1.44%		1.45	%(4)
Net investment income after waiver/ reimbursements	0.93%	1.81%	2.92%		1.46%		0.32	%(4)
Portfolio turnover rate	20%	47%	31%		12%		45	%(3)

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

(2)	Less than ($0.005) per share.

(3)	Not annualized.

(4)	Annualized.

See Notes to Financial Statements.

50 | December 31, 2018

ALPS | Stadion Core ETF Portfolio

Performance Overview	December 31, 2018 (Unaudited)

Investment Objective

The investment objective of the ALPS | Stadion Core ETF Portfolio (the “Portfolio” or the “Core Fund”) is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.

The Portfolio is actively managed, investing primarily in exchange traded funds (“ETFs”). The investment approach of the Portfolio is to participate in expanding cyclical markets while becoming defensive as conditions deteriorate.

Market Overview

After 2017’s historic rise fueled by low volatility, 2018 was a year full of ups and downs. Over the year the S&P 500 realized 15 moves (higher or lower) greater than 5%, including 4 moves greater than 10%. The S&P 500 started the year with a strong January, climbing above 2800 for the first time ever. This market high was short lived as the S&P 500 experienced an 11% draw-down in the beginning of February. The market buoyed and chopped its way to new all-time highs in September. Since then, the market sold off, almost reaching bear market territory (-20% from highs). December ended the year with one of the S&P 500’s worst months since February 2009. The “Santa Claus Rally” tends to help December performance, but this December was the worst December since 1931. Even with the increase in market volatility, the S&P 500 ended the year only down 4.39%. The S&P 500 lagged all major U.S. indices as the Dow Jones Industrial Average declined 3.48% and the NASDAQ Composite Index finished down 2.81%. The U.S. was the global leader as it outperformed the rest of the world. The MSCI Emerging Net Total Return Index returned - 14.58% and the MSCI EAFE Net Total Return Index returned -13.79%.

2018 saw a spike in volatility because of a myriad of geopolitical risks. There were two main fears that dominated headlines in 2018: a U.S.-China trade war and a hawkish Federal Reserve Board (“FED”) raising interest rates too quickly. Trade tensions between the U.S. and China started in March and escalated throughout the year. The U.S. and China levied tariffs on each other worth billions of dollars. Both countries are already suffering from the ill-effects of higher tariffs. China reported a slowdown in economic growth and has been in a bear market for most of the year. U.S. companies saw a decrease in their profit margins and reduced their future earnings forecasts. A full-blown trade war between the world’s two largest economies could pull down an already weakening global economy.

As if a U.S.-China trade war was not enough, investors were also weary of a tightening monetary policy from the FED. The FED raised interest rates four times in 2018 and forecasted two more hikes in 2019. Rising rates have put inversion pressure on an already flattening yield curve. The FED stated that the U.S. economy can withstand rising rates. The FED points to the U.S. strong underlying economic fundamentals for support. The U.S. had low unemployment, high consumer confidence, strong GDP growth, and robust corporate earnings. These solid fundamentals helped the U.S. outperform the rest of the world, making the U.S. a global leader in 2018 despite the weak 4th quarter. These strong fundamentals had been a rallying cry for stocks, but as we head into 2019 all of the sudden those fundamentals are not looking as strong.

For allocation portfolios that hold a mix of stocks and bonds, the broader bond markets didn’t help lift returns much at all in 2018. The Bloomberg Barclays US Aggregate Total Return Bond Index was basically flat for the year a +0.01%, but actually spent most of 2018 in very negative territory before a flight out of equities and into bonds helped lift bond prices in late November and December.

ALPS Stadion Core ETF Portfolio

The ALPS Stadion Core ETF Portfolio Class III returned -6.12% versus the S&P Target Risk® Growth Index benchmark’s return of -5.69% for the period of January 1, 2018 through December 31, 2018.

The Stadion Core ETF Portfolio is managed using a qualitative and quantitative research process. The Portfolio includes a core equity component, core fixed income component and a “Flex” component. Core equity is strategically allocated to equities at all times. It is designed to provide broad market exposure to large cap, mid cap, small cap and international equities through ETFs. Holdings are periodically adjusted based on qualitative shifts within the markets. Core income is strategically allocated to fixed income ETFs at all times. It is designed to capture exposure to the major fixed income asset classes. Holdings are periodically adjusted based on qualitative shifts within the markets. The “Flex” component is tactically allocated to equity, fixed income or cash/cash equivalents according to Stadion’s proprietary risk model. The Flex is designed to react to market conditions, not predict them.

The Core ETF Portfolio is expected to have a persistent underweight to International equities when compared to its benchmark. During this reporting period international stocks had weaker performance on a relative basis which was a net positive for the Core Fund. However, this underweight can work to the disadvantage of the portfolio at times in which US equities underperform International stocks as was the case in December.

51 | December 31, 2018

ALPS | Stadion Core ETF Portfolio

Performance Overview (continued)	December 31, 2018 (Unaudited)

The fund’s fixed income portfolio slightly lagged that of the index based on a lower allocation to International Bonds, which broadly outperformed US Bonds.

The flex component performed as expected during this period. It allowed the fund to gain exposure to more growth-oriented stocks when invested while also slightly reducing equity exposure compared to the benchmark in an effort to avoid some volatility. By early December, the fund was allocated 55% Equity and 45% Fixed Income, as compared to 60% Equity and 40% Fixed Income for the benchmark which allowed the fund to reduce volatility slightly during the December stock declines.

Brad A. Thompson, CFA	William McGough, CFA	Clayton Fresk, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

PORTFOLIO PERFORMANCE | AS OF DECEMBER 31, 2018

				Since Inception	Annualized Expense Ratios as Disclosed in Current Prospectus dated 4/30/18
	Six Months[1]	1 Year	3 Year	(4/30/14)	Gross	Net[2]
ALPS | Stadion Core ETF Portfolio - Class I	-5.41%	-5.73%	6.15%	3.13%	1.30%	0.91%
ALPS | Stadion Core ETF Portfolio - Class III	-5.57%	-6.12%	5.72%	2.80%	1.62%	1.26%
S&P Target Risk® Growth Index[3]	-5.06%	-5.69%	5.29%	4.03%
80% S&P 500® and 20% Bloomberg Barclays U.S. Aggregate[4]	-5.06%	-3.32%	7.90%	7.40%

Performance data quoted represents past performance. Past performance is no guarantee future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than then the performance quoted. The graph and tables above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

[1]	Total return for a period of less than one year is not annualized.

[2]	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect, and Financial Highlights tables for expense ratios as of December 31, 2018. The Adviser and Stadion Money Management, LLC (the "Sub-Adviser") have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that net expense ratios, excluding distribution service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions, and extraordinary expenses, do not exceed 0.65% of the Portfolio's Class I or Class III shares average daily net assets through April 29, 2019. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.
[3]	The S&P Target Risk® Growth Index seeks to provide increased exposure to equities, while also using some fixed income exposure to dampen risk. An investor cannot invest directly in an index.
[4]	The S&P 500® Total Return Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed income securities with remaining maturities of one year and longer. An investor may not invest directly in an index.

Past performance is no guarantee of future results.

The statements and opinions expressed in this commentary are those of the author, are as of the date of this report, are subject to change, and may not reflect the author’s current views. The information, data, and analyses presented in this commentary do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources; however, Stadion Money Management LLC has no control over the methods or means used to collect the data and/or information and therefore cannot guarantee its accuracy or completeness. The opinions and estimates noted are as of a certain date and subject to change.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing. Asset allocation and diversification do not eliminate the risk of experiencing investment losses.

52 | December 31, 2018

ALPS | Stadion Core ETF Portfolio

Performance Overview (continued)	December 31, 2018 (Unaudited)

This commentary contains certain forward-looking statements. We use words such as “expects”, “anticipates”, “believes”, “estimates”, “forecasts”, and similar expressions to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially and/or substantially from any future results, performance or achievements expressed or implied by those projected in the forward-looking statements for any reason.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) is the distributor for the ALPS | Stadion Core ETF Portfolio. The Distributor is not affiliated with the Sub-Adviser.

Investment in the Fund is subject to investment risks, including, without limitation, market risk, management style risk, risks related to “fund of funds” structure, sector risk, fixed income risk, tracking risk, risks related to ETF net asset value and market price, foreign securities risk, risks related to portfolio turnover and small capitalization companies risk. Since the Fund is a “fund of funds,” an investor will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

53 | December 31, 2018

ALPS | Stadion Core ETF Portfolio

Performance Overview (continued)	December 31, 2018 (Unaudited)

Top Ten Long Holdings(1)(2) (as of December 31, 2018)

Core S&P 500® ETF	24.36%
Core MSCI EAFE ETF	14.11%
Core U.S. Aggregate Bond ETF	13.93%
Core 1-5 Year USD Bond ETF	9.33%
Broad USD Investment Grade Corporate Bond ETF	6.39%
Core MSCI Total International Stock ETF	5.79%
MBS ETF	5.18%
Core 10+ Year USD Bond ETF	4.91%
SPDR® S&P MidCap 400® ETF Trust	4.48%
Core S&P Small-Cap® ETF	4.08%
Total	92.56%

(1)	% of Net Assets.

(2)	Holdings are subject to change and may not reflect the current or future position of the Portfolio.

(3)	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2018.

Asset Class Allocation(1)(2)

Growth of $10,000 (as of December 31, 2018)

ALPS | Stadion Core ETF Portfolio (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. The tables and graphs within the performance overview section do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance data does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

54 | December 31, 2018

ALPS | Stadion Tactical Growth Portfolio

Performance Overview	December 31, 2018 (Unaudited)

Investment Objective

The investment objective of the ALPS | Stadion Tactical Growth Portfolio (the “Portfolio” or the “Growth Fund”) is to seek long-term capital appreciation.

The Portfolio is an allocation strategy utilizing a proprietary Sharpe ratio analysis to maintain or reduce equity exposure. Broad market exchange traded funds (“ETFs”) and sector ETFs are over/under weighted based on potential return per unit of risk taken.

Market Overview

After 2017’s historic rise fueled by low volatility, 2018 was a year full of ups and downs. Over the year the S&P 500 Index realized 15 moves (higher or lower) greater than 5%, including 4 moves greater than 10%. The S&P 500 started the year with a strong January, climbing above 2800 for the first time ever. This market high was short lived as the S&P 500 experienced an 11% draw-down in the beginning of February. The market buoyed and chopped its way to new all-time highs in September. Since then, the market sold off, almost reaching bear market territory (-20% from highs). December ended the year with one of the S&P 500’s worst months since February 2009. The “Santa Claus Rally” tends to help December performance, but this December was the worst December since 1931. Even with the increase in market volatility, the S&P 500 ended the year only down 4.39%. The S&P 500 lagged all major U.S. indices as the Dow Jones Industrial Average declined 3.48% and the NASDAQ Composite Index finished down 2.81%. The U.S. was the global leader as it outperformed the rest of the world. The MSCI Emerging Net Total Return Index returned - 14.58% and the MSCI EAFE Net Total Return Index returned -13.79%.

2018 saw a spike in volatility because of a myriad of geopolitical risks. There were two main fears that dominated headlines in 2018: a U.S.-China trade war and a hawkish Federal Reserve Board (“FED”) raising interest rates too quickly. Trade tensions between the U.S. and China started in March and escalated throughout the year. The U.S. and China levied tariffs on each other worth billions of dollars. Both countries are already suffering from the ill-effects of higher tariffs. China reported a slowdown in economic growth and has been in a bear market for most of the year. U.S. companies saw a decrease in their profit margins and reduced their future earnings forecasts. A full-blown trade war between the world’s two largest economies could pull down an already weakening global economy.

As if a U.S.-China trade war was not enough, investors were also weary of a tightening monetary policy from the FED. The FED raised interest rates four times in 2018 and forecasted two more hikes in 2019. Rising rates have put inversion pressure on an already flattening yield curve. The FED stated that the U.S. economy can withstand rising rates. The FED points to the U.S. strong underlying economic fundamentals for support. The U.S. had low unemployment, high consumer confidence, strong GDP growth, and robust corporate earnings. These solid fundamentals helped the U.S. outperform the rest of the world, making the U.S. a global leader in 2018 despite the weak 4th quarter. These strong fundamentals had been a rallying cry for stocks, but as we head into 2019 all of the sudden those fundamentals are not looking as strong.

For allocation portfolios that hold a mix of stocks and bonds, the broader bond markets didn’t help lift returns much at all in 2018. The Bloomberg Barclays US Aggregate Total Return Bond Index was basically flat for the year a +0.01%, but actually spent most of 2018 in very negative territory before a flight out of equities and into bonds helped lift bond prices in late November and December.

ALPS Stadion Tactical Growth Portfolio

The ALPS Stadion Tactical Growth Fund follows a rule-based proprietary model. The model quantitatively ranks all actively traded ETF’s based on their risk-adjusted return. We then perform a fundamental review to determine if highly ranked ETFs are suitable for the portfolio. The holdings of the Growth Fund are adjusted to favor the purchase and holding of ETFs presenting strength within the model. ETFs perceived as weak by the model are sold or not considered for purchase. The goal of the Growth Fund’s investment process is to produce returns while assuming less risk over a market cycle as compared to its benchmark. During turbulent times Tactical Growth does not automatically allocate to cash, instead, the Fund will attempt to allocate among a mix of defensive and non-correlated assets.

During the period of January 1, 2018, to December 31, 2018, the fund’s Class III was down 4.27%. During this same period the S&P 500 Index lost 4.38% and the Morningstar Moderately Aggressive Target Risk Index declined 6.74%. The Fund’s performance is a direct function of allocation decisions and market performance. The main driver of the Fund’s outperformance compared to its Morningstar benchmark was a large allocation to U.S. growth equities and a low allocation to international equities. The core holdings that were owned the entire year, Vanguard Growth, Nasdaq 100, and S&P 500 ETFs, were the strongest performers. Although we started the year with a 12% allocation to International equities, and ended the year at 10%, we went much of the year with no exposure to international markets.

55 | December 31, 2018

ALPS | Stadion Tactical Growth Portfolio

Performance Overview (continued)	December 31, 2018 (Unaudited)

Tactical Growth started the year with a relatively aggressive portfolio of 77% US equities, 12% International equities, and 11% short-term US fixed income. The investment process moved the allocation to a more conservative stance early in the year by lowering our equity exposure. The Fund then moved to a more aggressive allocation early in the second quarter and maintained this posture until the beginning of the fourth quarter. Weakness in our holdings during the last quarter drove our process to lower risk and bring us to a year-end allocation of 41% U.S. equities, 10% International equities, 18% short-term Fixed Income, 5% Precious Metals, and 25% Cash.

Paul M. Frank	Brad A. Thompson, CFA	William McGough, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

PORTFOLIO PERFORMANCE | AS OF DECEMBER 31, 2018

					Annualized Expense Ratios as Disclosed
				Since Inception	in Current Prospectus dated 4/30/18
	Six Months[1]	1 Year	3 Year	(4/30/15)	Gross	Net[2]
ALPS | Stadion Tactical Growth Portfolio - Class I	-7.28%	-3.91%	5.85%	3.39%	1.71%	1.17%
ALPS | Stadion Tactical Growth Portfolio - Class III	-7.39%	-4.27%	5.46%	3.02%	2.06%	1.52%
Morningstar Moderately Aggressive Target Risk Index[3]	-6.72%	-6.74%	6.91%	3.89%
S&P 500® Total Return Index[4]	-6.85%	-4.38%	9.26%	7.35%

Performance data quoted represents past performance. Past performance is no guarantee future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than then the performance quoted. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

[1]	Total return for a period of less than one year is not annualized.

[2]	Also see Notes to Financial Statements (Note 6) for further description of Expense Limitation Agreement in effect, and Financial Highlights tables for expense ratios as of December 31, 2018. The Adviser and Sub-Adviser have contractually agreed to jointly waive its management fee and sub-advisory fee, respectively, and/or reimburse expenses so that net expense ratios, excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions, and extraordinary expenses, do not exceed 0.80% of the Portfolio’s Class I or Class III shares average daily net assets through April 29, 2019. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

[3]	The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure across equities, bonds and inflation-hedged instruments. The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% global equity exposure.

[4]	The S&P 500® Total Return Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. An investor may not invest directly in an index.

Past performance is no guarantee of future results.

The statements and opinions expressed in this commentary are those of the author, are as of the date of this report, are subject to change, and may not reflect the author’s current views. The information, data, and analyses presented in this commentary do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources; however, Stadion Money Management LLC has no control over the methods or means used to collect the data and/or information and therefore cannot guarantee its accuracy or completeness. The opinions and estimates noted are as of a certain date and subject to change.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing. Asset allocation and diversification do not eliminate the risk of experiencing investment losses.

56 | December 31, 2018

ALPS | Stadion Tactical Growth Portfolio

Performance Overview (continued)	December 31, 2018 (Unaudited)

This commentary contains certain forward-looking statements. We use words such as “expects”, “anticipates”, “believes”, “estimates”, “forecasts”, and similar expressions to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially and/or substantially from any future results, performance or achievements expressed or implied by those projected in the forward-looking statements for any reason.

Sharpe Ratio: This risk adjusted measure of a portfolio’s return was developed by the Nobel laureate, William F. Sharpe. The goal of the ratio is to determine how well a portfolio compensates an investor for each unit of risk imbedded in the portfolio. Its calculation involves taking a portfolio’s return over a certain time period, subtracting the return of a risk-free security [U.S. Treasury Bill], and then dividing by the standard deviation of the portfolio’s return. The higher the Sharpe Ratio, the better the portfolio has compensated for its risk.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) is the distributor for the ALPS | Stadion Tactical Growth Portfolio. The Distributor is not affiliated with the Sub-Adviser.

Investment in the Portfolio is subject to investment risks, including, without limitation, market risk, management style risk, risks related to “fund of funds” structure, sector risk, fixed income risk, tracking risk, risks related to ETF net asset value and market price, foreign securities risk, risks related to portfolio turnover, and small capitalization companies risk. Since the Portfolio is a “fund of funds,” an investor will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

57 | December 31, 2018

ALPS | Stadion Tactical Growth Portfolio

Performance Overview (continued)	December 31, 2018 (Unaudited)

Top Ten Holdings(1)(2) (as of December 31, 2018)

iShares® Short Treasury Bond ETF	10.36%
Vanguard® Growth ETF	9.71%
SPDR® S&P 500® ETF Trust	9.57%
PowerShares QQQ Trust™	9.24%
PIMCO Enhanced Short Maturity Active ETF	8.24%
Russell 2000® ETF	5.36%
MSCI Emerging Markets ETF	4.89%
China Large-Cap ETF	4.80%
Technology Select Sector SPDR Fund	4.73%
SPDR® Gold Shares	3.22%
Total	70.12%

(1)	% of Net Assets.
(2)	Holdings are subject to change and may not reflect the current or future position of the Portfolio.
(3)	Cash position shown includes all amounts related to pending purchases and sales of investment securities as of December 31, 2018.
Asset Class Allocation (1)(2)

Growth of $10,000 (as of December 31, 2018)

ALPS | Stadion Tactical Growth Portfolio (return of $10,000 based on actual performance)

Performance data quoted represents past performance. Past performance is no guarantee future results and investment returns and principal value of the Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than then the performance quoted. The graphs and tables within the performance overview section do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. To obtain performance data current to the most recent month-end, please call 1-866-432-2926.

Performance returns do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher.

58 | December 31, 2018

ALPS | Stadion Core ETF Portfolio

Schedule of Investments	As of December 31, 2018

Security Description	Shares	Value
Exchange Traded Funds - 97.01%
iShares - 92.53%
Broad USD Investment Grade Corporate Bond ETF	18,730	$991,753
Core 10+ Year USD Bond ETF	12,900	761,352
Core 1-5 Year USD Bond ETF	29,510	1,448,646
Core International Aggregate Bond ETF	7,230	377,478
Core MSCI EAFE ETF	39,820	2,190,100
Core MSCI Emerging Markets ETF	6,630	312,605
Core MSCI Total International Stock ETF	17,100	898,263
Core S&P 500® ETF	15,030	3,781,698
Core S&P Small-Cap® ETF	9,140	633,585
Core U.S. Aggregate Bond ETF	20,300	2,161,747
MBS ETF	7,690	804,758

Total iShares		14,361,985

Other - 4.48%
SPDR® S&P MidCap 400® ETF Trust	2,300	696,141

Total Exchange Traded Funds
(Cost $15,711,014)		15,058,126

Total Investments - 97.01%
(Total cost $15,711,014)		15,058,126

Other Assets in Excess of Liabilities - 2.99%		463,581

Net Assets - 100.00%		$15,521,707

See Notes to Financial Statements.

59 | December 31, 2018

ALPS | Stadion Tactical Growth Portfolio

Schedule of Investments	As of December 31, 2018

Security Description	Shares	Value
Exchange Traded Funds - 73.12%
iShares - 25.42%
China Large-Cap ETF	6,390	$249,721
iShares® Short Treasury Bond ETF	4,890	539,367
MSCI Emerging Markets ETF	6,520	254,671
Russell 2000® ETF	2,085	279,182

Total iShares		1,322,941

Other - 47.70%
PIMCO Enhanced Short Maturity Active ETF	4,249	428,937
PowerShares QQQ Trust™, Series 1	3,118	480,983
SPDR® Gold Shares(1)	1,380	167,325
SPDR® S&P 500® ETF Trust	1,993	498,090
Technology Select Sector SPDR Fund	3,970	246,061
VanEck Vectors Gold Miners ETF	7,370	155,433
Vanguard® Growth ETF	3,763	505,483

Total Other		2,482,312

Total Exchange Traded Funds
(Cost $3,725,149)		3,805,253

Total Investments - 73.12%
(Total cost $3,725,149)		3,805,253

Other Assets in Excess of Liabilities - 26.88%		1,398,936

Net Assets - 100.00%		$5,204,189

(1)	Non-income producing security.

See Notes to Financial Statements.

60 | December 31, 2018

ALPS | Stadion Portfolio Series

Statements of Assets and Liabilities	As of December 31, 2018

	ALPS | Stadion Core ETF Portfolio	ALPS | Stadion Tactical Growth Portfolio
ASSETS:

Investments, at value	$15,058,126	$3,805,253
Cash	524,364	1,422,418
Dividends receivable	7,760	3,839
Other assets	218	82
Total Assets	15,590,468	5,231,592

LIABILITIES:

Payable for shares redeemed	28,506	720
Payable to advisor	10,842	3,262
Payable for distribution and service fees	6,359	3,284
Payable for audit fees	17,752	15,951
Payable for trustees' fees	43	15
Accrued expenses and other liabilities	5,259	4,171
Total Liabilities	68,761	27,403
Net Assets	$15,521,707	$5,204,189

NET ASSETS CONSIST OF:

Paid-in capital	$16,039,322	$4,716,067
Total distributable earnings	(517,615)	488,122
Net Assets	$15,521,707	$5,204,189

Investments, at Cost	$15,711,014	$3,725,149

PRICING OF SHARES:

Class I:
Net Assets	$281,994	$28,253
Shares of beneficial interest outstanding	26,109	2,688
Net assets value, offering and redemption price per share	$10.80	$10.51

Class III:
Net Assets	$15,239,713	$5,175,936
Shares of beneficial interest outstanding	1,383,741	478,412
Net assets value, offering and redemption price per share	$11.01	$10.82

See Notes to Financial Statements.

61 | December 31, 2018

ALPS | Stadion Portfolio Series

Statements of Operations	For the Year Ended December 31, 2018

	ALPS | Stadion Core ETF Portfolio	ALPS | Stadion Tactical Growth Portfolio

INVESTMENT INCOME:
Dividends	$360,440	$67,327
Total Investment Income	360,440	67,327

EXPENSES:
Investment advisor fee	72,701	39,418
12b-1 fees:
Class III	35,573	13,063
Shareholder servicing fees
Class I	466	46
Class III	35,573	13,063
Custodian fees	2,586	1,593
Administration fee	2,877	2,877
Legal fees	8,027	6,894
Audit fees	16,216	14,416
Trustees' fees and expenses	2,947	1,081
Report to shareholder fees	1,981	980
Other expenses	7,442	7,136
Total expenses before waiver/reimbursements	186,389	100,567
Less fees waived/reimbursed by investment advisor
Class I	(437)	(189)
Class III	(19,690)	(32,181)
Total Net Expenses	166,262	68,197
Net Investment Income/(Loss)	194,178	(870)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(losses) on investments	(59,591)	408,623
Long-term capital gain distributions from other investment companies	838	–
Net change in unrealized depreciation on investments	(1,127,847)	(640,754)
Net Realized and Unrealized Loss on Investments	(1,186,600)	(232,131)
Net Decrease in Net Assets Resulting from Operations	$(992,422)	$(233,001)

See Notes to Financial Statements.

62 | December 31, 2018

ALPS | Stadion Core ETF Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(a)
OPERATIONS:

Net investment income	$194,178	$77,472
Net realized gain/(loss)	(59,591)	538,906
Long-term capital gain distributions from other investment companies	838	-
Net change in unrealized appreciation/(depreciation)	(1,127,847)	216,252
Net increase/(decrease) in net assets resulting from operations	(992,422)	832,630

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I(b)	(9,059)	(160)
Class III(c)	(459,605)	(13,004)
Total distributions	(468,664)	(13,164)

SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	314,078	-
Issued to shareholders in reinvestment of distributions	9,059	160
Cost of shares redeemed	(71,344)	(3,178)
Net increase/(decrease) from share transactions	251,793	(3,018)

Class III
Proceeds from sale of shares	7,034,397	6,443,515
Issued to shareholders in reinvestment of distributions	459,605	13,004
Cost of shares redeemed	(1,598,232)	(1,046,309)
Net increase from share transactions	5,895,770	5,410,210

Net increase in net assets	4,686,477	6,226,658

NET ASSETS:

Beginning of year	10,835,230	4,608,572
End of year	$15,521,707	$10,835,230 (d)

OTHER INFORMATION - SHARES:

Class I
Sold	26,261	–
Reinvested	827	14
Redeemed	(6,041)	(273)
Net increase/(decrease) in shares outstanding	21,047	(259)

Class III
Sold	583,750	554,029
Reinvested	41,146	1,084
Redeemed	(132,699)	(90,520)
Net increase in shares outstanding	492,197	464,593

(a)	Effective April 30, 2017, the ALPS | Stadion Tactical Defensive Portfolio changed its name to the ALPS | Stadion Core ETF Portfolio.

(b)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $160 and net realized gains of $-.

(c)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $13,004 and net realized gains of $-.

(d)	For the year ended December 31, 2017, net assets included accumulated net investment income of $77,472.

See Notes to Financial Statements.

63 | December 31, 2018

ALPS | Stadion Tactical Growth Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
OPERATIONS:

Net investment income/(loss)	$(870)	$9,512
Net realized gain	408,623	179,437
Long-term capital gain distributions from other investment companies	–	34
Net change in unrealized appreciation/(depreciation)	(640,754)	387,712
Net increase/(decrease) in net assets resulting from operations	(233,001)	576,695

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings
Class I(a)	(836)	(243)
Class III(b)	(128,453)	(14,274)
Total distributions	(129,289)	(14,517)

SHARE TRANSACTIONS:
Class I
Issued to shareholders in reinvestment of distributions	836	243
Net increase from share transactions	836	243
Class III
Proceeds from sale of shares	1,223,448	1,452,846
Issued to shareholders in reinvestment of distributions	128,453	14,274
Cost of shares redeemed	(934,600)	(1,198,205)
Net increase from share transactions	417,301	268,915

Net increase in net assets	55,847	831,336

NET ASSETS:

Beginning of year	5,148,342	4,317,006
End of year	$5,204,189	$5,148,342 (c)

OTHER INFORMATION - SHARES:

Class I
Reinvested	77	21
Net increase in shares outstanding	77	21

Class III
Sold	103,032	135,309
Reinvested	11,500	1,240
Redeemed	(77,904)	(108,785)
Net increase in shares outstanding	36,628	27,764

(a)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $243 and net realized gains of $–.

(b)	For the year ended December 31, 2017, total distributions from distributable earnings consisted of distributions from net investment income of $14,274 and net realized gains of $–.

(c)	For the year ended December 31, 2017, net assets included accumulated net investment income of $9,459.

See Notes to Financial Statements.

64 | December 31, 2018

ALPS | Stadion Core ETF Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(1)		For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period April 30, 2014 (Commencement of Operations) to December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$11.83	$10.42		$9.35	$10.62	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(2)	0.18	0.15		0.20	0.03	0.07
Net realized and unrealized gain/(loss) on investments	(0.85)	1.29		0.87	(1.00)	0.55
Total income/(loss) from investment operations	(0.67)	1.44		1.07	(0.97)	0.62

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.07)	(0.03)		–	(0.30)	–
From net realized gain	(0.29)	–		–	–	–
Total distributions	(0.36)	(0.03)		–	(0.30)	–
Net increase/(decrease) in net asset value	(1.03)	1.41		1.07	(1.27)	0.62
Net asset value - end of period	$10.80	$11.83		$10.42	$9.35	$10.62

Total Return*	(5.73)%	13.84%		11.44%	(9.09)%	6.20	%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$282	$60		$55	$8	$108
Ratios to average net assets:
Total expenses before
waiver/reimbursements	0.94%	1.25%		0.97%	1.96%	13.77	%(4)
Net expenses after waiver/reimbursements	0.80%	0.85	%(5)	0.80%	0.89%	0.80	%(4)
Net investment income after waiver/reimbursements	1.54%	1.30%		2.04%	0.26%	1.07	%(4)
Portfolio turnover rate	48%	135%		393%	839%	89	%(3)

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Effective April 30, 2017, the ALPS | Stadion Tactical Defensive Portfolio changed its name to the ALPS | Stadion Core ETF Portfolio.

(2)	Per share numbers have been calculated using the average shares method.

(3)	Not annualized.

(4)	Annualized.

(5)	Contractual expense limitation change from 0.80% to 0.65% effective April 30, 2017.

See Notes to Financial Statements.

65 | December 31, 2018

ALPS | Stadion Core ETF Portfolio – Class III

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(1)		For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period April 30, 2014 (Commencement of Operations) to December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$12.09	$10.66		$9.62	$10.63	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) after waiver/reimbursements(2)	0.16	0.13		0.03	(0.02)	0.08
Net realized and unrealized gain/(loss) on investments	(0.89)	1.32		1.01	(0.98)	0.55
Total income/(loss) from investment operations	(0.73)	1.45		1.04	(1.00)	0.63

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.06)	(0.02)		–	(0.01)	–
From net realized gain	(0.29)	–		–	–	–
Total distributions	(0.35)	(0.02)		–	(0.01)	–
Net increase/(decrease) in net asset value	(1.08)	1.43		1.04	(1.01)	0.63
Net asset value - end of period	$11.01	$12.09		$10.66	$9.62	$10.63

Total Return*	(6.12)%	13.57%		10.81%	(9.43)%	6.30	%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$15,240	$10,775		$4,553	$5,356	$1,022
Ratios to average net assets:
Total expenses before
waiver/reimbursements	1.29%	1.57%		1.82%	2.15%	9.63	%(4)
Net expenses after waiver/reimbursements	1.15%	1.19	%(5)	1.29%	1.29%	1.30	%(4)
Net investment income/(loss) after waiver/reimbursements	1.33%	1.15%		0.27%	(0.21%)	1.03	%(4)
Portfolio turnover rate	48%	135%		393%	839%	89	%(3)

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Effective April 30, 2017, the ALPS | Stadion Tactical Defensive Portfolio changed its name to the ALPS | Stadion Core ETF Portfolio.

(2)	Per share numbers have been calculated using the average shares method.

(3)	Not annualized.

(4)	Annualized.

(5)	Contractual expense limitation change from 0.80% to 0.65% effective April 30, 2017.

See Notes to Financial Statements.

66 | December 31, 2018

ALPS | Stadion Tactical Growth Portfolio – Class I

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Period May 1, 2015 (Commencement of Operations) to December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$11.26	$10.09	$9.53	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	0.04 (2)	0.06	0.07	0.08
Net realized and unrealized gain/(loss) on investments	(0.47)	1.20	0.85	(0.55)
Total income/(loss) from investment operations	(0.43)	1.26	0.92	(0.47)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.06)	(0.09)	(0.36)	–
From net realized gain	(0.26)	–	–	–
Total distributions	(0.32)	(0.09)	(0.36)	–
Net increase/(decrease) in net asset value	(0.75)	1.17	0.56	(0.47)
Net asset value - end of period	$10.51	$11.26	$10.09	$9.53

Total Return*	(3.91)%	12.53%	9.67%	(4.70	)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$28	$29	$26	$24
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.57%	1.49%	2.02%	7.16	%(4)
Net expenses after waiver/reimbursements	0.95%	0.95%	0.85%	0.95	%(4)
Net investment income after waiver/ reimbursements	0.32%	0.52%	0.77%	1.18	%(4)
Portfolio turnover rate	123%	86%	142%	180	%(3)

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.
(2)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(3)	Not annualized.
(4)	Annualized.

See Notes to Financial Statements.

67 | December 31, 2018

ALPS | Stadion Tactical Growth Portfolio – Class III

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period presented. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Period May 1, 2015 (Commencement of Operations) to December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$11.59		$10.36	$9.51	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income after waiver/reimbursements(1)	(0.00	)(2)	0.02	0.04	0.12
Net realized and unrealized gain/(loss) on investments	(0.49)		1.24	0.84	(0.61)
Total income/(loss) from investment operations	(0.49)		1.26	0.88	(0.49)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income after waiver/reimbursements	(0.02)		(0.03)	(0.03)	–
From net realized gain	(0.26)		–	–	–
Total distributions	(0.28)		(0.03)	(0.03)	–
Net increase/(decrease) in net asset value	(0.77)		1.23	0.85	(0.49)
Net asset value - end of period	$10.82		$11.59	$10.36	$9.51

Total Return*	(4.27)%		12.18%	9.22%	(4.90	)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$5,176		$5,119	$4,291	$1,601
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.92%		1.84%	2.30%	6.30	%(4)
Net expenses after waiver/reimbursements	1.30%		1.30%	1.29%	1.30	%(4)
Net investment income/(loss) after waiver/ reimbursements	(0.02)%		0.19%	0.44%	1.82	%(4)
Portfolio turnover rate	123%		86%	142%	180	%(3)

*	Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(1)	Per share numbers have been calculated using the average shares method.

(2)	Less than ($0.005) per share.

(3)	Not annualized.

(4)	Annualized.

See Notes to Financial Statements.

68 | December 31, 2018

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2018

1.  ORGANIZATION

ALPS Variable Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an openend management investment company and is organized as a Delaware business trust by a Declaration of Trust dated July 26, 2000. The Financial Statements herein relate to the following nine series of the Trust: Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Aggressive Growth ETF Asset Allocation Portfolio (each a “Morningstar Portfolio,” and collectively the “Morningstar Portfolios”), ALPS | Alerian Energy Infrastructure Portfolio, ALPS | Red Rocks Listed Private Equity Portfolio, ALPS | Stadion Core ETF Portfolio and ALPS | Stadion Tactical Growth Portfolio (the ALPS | Stadion Core ETF Portfolio and the ALPS | Stadion Tactical Growth Portfolio are each a “Stadion Portfolio,” and collectively the “Stadion Portfolios”) (each, a “Portfolio,” and collectively, the “Portfolios”). The Morningstar Portfolios and the ALPS | Alerian Energy Infrastructure Portfolio are each considered non-diversified under the 1940 Act and may invest a greater portion of their assets in a more limited number of issuers than a diversified portfolio. The ALPS | Red Rocks Listed Private Equity Portfolio and the Stadion Portfolios have each elected to qualify as diversified Portfolios under the 1940 Act.

The Morningstar Portfolios offer Class I and Class II shares. The ALPS | Alerian Energy Infrastructure Portfolio, ALPS | Red Rocks Listed Private Equity Portfolio, and the Stadion Portfolios offer Class I and Class III shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Common expenses of the Portfolios (including legal fees, printing and mailing fees, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average daily net assets. Expenses directly attributable to a particular Portfolio (including advisory, custodial, registration, professional and audit fees) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Portfolios. In addition, in the normal course of business, the Trust, on behalf of the Portfolios, enters into contracts with vendors and others that provide general indemnification to the extent permissible under law. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Portfolios.

The Portfolios are investment vehicles for variable annuity contracts and variable life insurance policies. The Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolios are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, qualified pensions, retirement plans or registered and unregistered separate accounts. Shares are not offered to the general public.

Each variable annuity contract and variable life insurance policy owner (“Contract Owner”) and retirement plan participant (“Participant”) also incurs fees associated with the variable annuity, variable life insurance or retirement plan through which he or she invested. As a Contract Owner or Participant, you may incur additional fees and different terms and conditions associated with your investment program that are not disclosed in the Portfolios’ Financial Statements.

2.  SIGNIFICANT ACCOUNTING POLICIES

The Portfolios’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Each Portfolio is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Security Valuation: The price of Portfolio shares (“net asset value”) is determined as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business. Securities, including Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”) for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean between the last bid and ask price. Shares of an open-end investment company are valued at that investment company’s net asset value per share. Securities for which quotations are not readily available are valued under procedures established by the Trust’s Board of Trustees (the “Board”) to determine fair value in good faith.

69 | December 31, 2018

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2018

Securities traded on one or more of the U.S. national securities exchanges, the NASDAQ Stock Market LLC or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of which such value is being determined.

Each Portfolio’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Portfolio is priced that materially affects the value of a security, the securities will be valued by the adviser using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts, significant governmental actions, or a security’s trading has been halted, suspended or the security has not traded since the prior day and the closure of the primary trading market at a time when under normal conditions it would be open.

In the case of foreign securities, management may consider the following when determining the “fair value” of a security: (a) the country’s or geographic region’s political and economic environment; (b) the nature of any significant events which have occurred from the time of the market quotation to the valuation of each Portfolio’s net asset value which may materially impact each Portfolio’s net asset valuation; (c) American Depository Receipt trading; (d) Exchange-Traded Fund trading; (e) foreign currency exchange activity; (f) other relevant matters; and (g) if a stock split occurs on a Japanese exchange, management will fair value using the last day of trading price until the security commences trading again.

ALPS | Red Rocks Listed Private Equity Portfolio uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading on the NYSE.

If the current price of a foreign security is unavailable as a result of a foreign stock exchange’s closure for a foreign holiday, such foreign security’s value will be the closing price of such security on the last day such foreign exchange was open, adjusted by the current foreign exchange rate, assuming there are no significant events which occurred which may materially impact each Portfolio’s net asset value determination.

Fair Value Measurements: The Portfolios disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Portfolios’ investments by major category are as follows:

Equity securities, exchange-traded funds and limited partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of each Portfolio’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls for an investment is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Portfolio has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Portfolio’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

70 | December 31, 2018

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2018

The following is a summary of the inputs used to value each Portfolio’s investments as of December 31, 2018:

Morningstar Conservative ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$33,089,259	$–	$–	$33,089,259
Short-Term Investments	672,889	–	–	672,889
Total	$33,762,148	$–	$–	$33,762,148

Morningstar Income and Growth ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$69,461,287	$–	$–	$69,461,287
Short-Term Investments	1,047,922	–	–	1,047,922
Total	$70,509,209	$–	$–	$70,509,209

Morningstar Balanced ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$165,651,794	$–	$–	$165,651,794
Short-Term Investments	1,852,510	–	–	1,852,510
Total	$167,504,304	$–	$–	$167,504,304

Morningstar Growth ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$202,192,898	$–	$–	$202,192,898
Short-Term Investments	591,218	–	–	591,218
Total	$202,784,116	$–	$–	$202,784,116

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$92,588,246	$–	$–	$92,588,246
Short-Term Investments	239,724	–	–	239,724
Total	$92,827,970	$–	$–	$92,827,970

ALPS | Alerian Energy Infrastructure Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Canadian Energy Infrastructure Companies	$19,250,782	$–	$–	$19,250,782
U.S. Energy Infrastructure Companies	16,651,115	–	–	16,651,115
U.S. Energy Infrastructure MLPs	15,192,201	–	–	15,192,201
U.S. General Partners	8,919,037	–	–	8,919,037
Short-Term Investments	1,288,932	–	–	1,288,932
Total	$61,302,067	$–	$–	$61,302,067

71 | December 31, 2018

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2018

ALPS | Red Rocks Listed Private Equity Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Closed-End Funds	$841,836	$3,161,487	$–	$4,003,323
Common Stocks	10,002,107	8,121,962	–	18,124,069
Short-Term Investments	448,607	–	–	448,607
Total	$11,292,550	$11,283,449	$–	$22,575,999

ALPS | Stadion Core ETF Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$15,058,126	$–	$–	$15,058,126
Total	$15,058,126	$–	$–	$15,058,126

ALPS | Stadion Tactical Growth Portfolio

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,805,253	$–	$–	$3,805,253
Total	$3,805,253	$–	$–	$3,805,253

The Portfolios did not have significant unobservable inputs (Level 3) used in determining fair value for year ended December 31, 2018.

Income Taxes: For federal income tax purposes, the Portfolios currently qualify, and intend to remain qualified, as regulated investment companies under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of their investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to shareholders. Accordingly, no provisions for federal income or excise taxes have been made.

As of and during the year ended December 31, 2018, the Portfolios did not have a liability for any unrecognized tax benefits. Each Portfolio files U.S. federal, state, and local tax returns as required. Each Portfolio’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Treasury Department has issued Regulations under Code Section 817(h) that pertain to diversification requirements for variable annuity and variable life insurance contracts. Each Portfolio intends to comply with these diversification requirements.

Expenses: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses that cannot be directly attributed are apportioned among the Portfolios based on average net assets. Expenses are allocated among classes within a Portfolio based on daily class level net assets, except for distribution fees associated with each Portfolio’s Distribution Plan under Rule 12b-1 of the 1940 Act (“12b-1 fees”) which are only allocated to the Class II shares and Class III shares. In addition, Class III shares and certain Class I shares are also offered with fees for non-distribution related services provided to Shareholders, under a shareholder services plan (a “Services Plan”).

Distributions to Shareholders: Each Portfolio currently intends to declare and pay capital gains and income dividends, if any, on an annual basis. All dividends and capital gains distributions paid by the Portfolios will be automatically reinvested, at net asset value, in additional shares of the Portfolios unless otherwise indicated. There is no fixed dividend rate and there can be no assurance that the Portfolios will pay any dividends or realize any capital gains. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Portfolio on the ex-dividend date.

Master Limited Partnerships (“MLPs”): Pursuant to Section 851(b)(3) of the Code, the ALPS | Alerian Energy Infrastructure Portfolio may invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, which include MLPs. Unlike direct investments in MLPs, income and losses from the Alerian Energy Infrastructure Portfolio’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. The ALPS | Alerian Energy Infrastructure Portfolio will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as ALPS | Alerian Energy Infrastructure Portfolio shareholders, be treated as engaged in the business conducted by underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations. MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, MLP interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level income taxation. To qualify as an MLP and not be taxed as a corporation for income tax purposes, a partnership must, for any taxable year, receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, certain natural resource-based activities such as the processing, transportation and storage of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

72 | December 31, 2018

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2018

Non-U.S. Securities Risk: The ALPS | Alerian Energy Infrastructure Portfolio and the ALPS | Red Rocks Listed Private Equity Portfolio invest directly in securities of non-U.S. issuers which involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Security Transactions and Investment Income: Investment security transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis.

The books and records of the Portfolios are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

3.  FEDERAL TAXES AND TAX BASIS INFORMATION

As of December 31, 2018, the Portfolios most recent year end, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains/ (Losses)	Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$689,725	$262,964	$(1,135,580)	$–	$(182,891)
Morningstar Income and Growth ETF Asset Allocation Portfolio	1,494,522	1,611,638	(1,764,425)	–	1,341,735
Morningstar Balanced ETF Asset Allocation Portfolio	3,527,297	3,237,710	(1,662,511)	–	5,102,496
Morningstar Growth ETF Asset Allocation Portfolio	4,173,340	9,719,687	(311,936)	–	13,581,091
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	1,879,672	3,828,542	(1,632,032)	–	4,076,182
ALPS | Alerian Energy Infrastructure Portfolio	1,030,908	(8,354,031)	(15,933,320)	(2,091,197)	(25,347,640)
ALPS | Red Rocks Listed Private Equity Portfolio	–	335,510	(1,605,512)	(105,261)	(1,375,263)
ALPS | Stadion Core ETF Portfolio	194,171	(57,100)	(654,686)	–	(517,615)
ALPS | Stadion Tactical Growth Portfolio	–	407,967	80,155	–	488,122

73 | December 31, 2018

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2018

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to each Portfolio’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. Accordingly, for the year ended December 31, 2018, certain differences were reclassified. These differences were primarily due to the differing tax treatment of investments in partnerships and net operating losses. The amounts reclassified did not affect net assets. The reclassifications were as follows:

	Distributable Earnings	Paid-In Capital
Morningstar Conservative ETF Asset Allocation Portfolio	$(18)	$18
Morningstar Income and Growth ETF Asset Allocation Portfolio	–	–
Morningstar Balanced ETF Asset Allocation Portfolio	–	–
Morningstar Growth ETF Asset Allocation Portfolio	–	–
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	–	–
ALPS | Alerian Energy Infrastructure Portfolio	3,425	(3,425)
ALPS | Red Rocks Listed Private Equity Portfolio	316	(316)
ALPS | Stadion Core ETF Portfolio	–	–
ALPS | Stadion Tactical Growth Portfolio	949	(949)

Included in the amounts reclassified was a net operating loss offset to PIC in the amount of $949 for the ALPS | Stadion Tactical Growth Portfolio.

The tax character of the distributions paid during the years ended December 31, 2018 and December 31, 2017 were as follows:

2018	Ordinary Income	Long-Term Capital Gains	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$904,387	$294,514	$1,198,901
Morningstar Income and Growth ETF Asset Allocation Portfolio	2,107,951	2,234,989	4,342,940
Morningstar Balanced ETF Asset Allocation Portfolio	5,102,967	13,604,559	18,707,526
Morningstar Growth ETF Asset Allocation Portfolio	5,236,589	19,068,075	24,304,664
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	2,260,724	7,383,578	9,644,302
ALPS | Alerian Energy Infrastructure Portfolio	1,329,820	–	1,329,820
ALPS | Red Rocks Listed Private Equity Portfolio	1,359,043	68,653	1,427,696
ALPS | Stadion Core ETF Portfolio	321,569	147,095	468,664
ALPS | Stadion Tactical Growth Portfolio	9,459	119,830	129,289

2017	Ordinary Income	Long-Term Capital Gains	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$629,586	$168,676	$798,262
Morningstar Income and Growth ETF Asset Allocation Portfolio	1,400,904	3,670,413	5,071,317
Morningstar Balanced ETF Asset Allocation Portfolio	3,131,006	11,573,417	14,704,423
Morningstar Growth ETF Asset Allocation Portfolio	3,119,814	11,429,474	14,549,288
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	1,247,342	5,598,582	6,845,924
ALPS | Alerian Energy Infrastructure Portfolio	1,653,877	–	1,653,877
ALPS | Red Rocks Listed Private Equity Portfolio	490,336	–	490,336
ALPS | Stadion Core ETF Portfolio	13,164	–	13,164
ALPS | Stadion Tactical Growth Portfolio	14,517	–	14,517

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2018, the following amounts are available as carry forwards to the next tax year:

Portfolio	Short-Term	Long-Term
ALPS | Alerian Energy Infrastructure Portfolio	$2,551,137	$5,802,894

74 | December 31, 2018

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2018

Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above.

Portfolio
ALPS | Stadion Core ETF Portfolio	$57,100

The ALPS | Red Rocks Listed Private Equity Portfolio elects to defer to the period ending December 31, 2019, late year ordinary losses in the amount of $105,261.

As of December 31, 2018, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Cost of Investments for Income Tax Purposes	Gross Appreciation (Excess of Value Over Tax Cost)	Gross Depreciation (Excess of Tax Cost Over Value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)
Morningstar Conservative ETF Asset Allocation Portfolio	$34,897,728	$178,249	$(1,313,829)	$–	$(1,135,580)
Morningstar Income and Growth ETF Asset Allocation Portfolio	72,273,634	668,056	(2,432,481)	–	(1,764,425)
Morningstar Balanced ETF Asset Allocation Portfolio	169,166,815	4,750,917	(6,413,428)	–	(1,662,511)
Morningstar Growth ETF Asset Allocation Portfolio	203,096,052	9,138,763	(9,450,699)	–	(311,936)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	94,460,002	3,299,065	(4,931,097)	–	(1,632,032)
ALPS | Alerian Energy Infrastructure Portfolio	77,235,348	1,073,779	(17,007,059)	(40)	(15,933,320)
ALPS | Red Rocks Listed Private Equity Portfolio	24,181,318	993,367	(2,598,686)	(193)	(1,605,512)
ALPS | Stadion Core ETF Portfolio	15,712,812	94,466	(749,152)	–	(654,686)
ALPS | Stadion Tactical Growth Portfolio	3,725,098	171,129	(90,974)	–	80,155

The difference between book-basis and tax-basis are primarily due to the deferral of losses from wash sales, investments in partnerships and passive foreign investment companies.

4.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, during the year ended December 31, 2018, were as follows for each Portfolio:

Portfolio	Purchases	Sales
Morningstar Conservative ETF Asset Allocation Portfolio	$15,911,148	$16,249,794
Morningstar Income and Growth ETF Asset Allocation Portfolio	26,543,050	32,353,965
Morningstar Balanced ETF Asset Allocation Portfolio	41,985,463	55,212,853
Morningstar Growth ETF Asset Allocation Portfolio	63,602,180	69,038,780
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	34,219,387	32,273,024
ALPS | Alerian Energy Infrastructure Portfolio	56,035,279	63,663,583
ALPS | Red Rocks Listed Private Equity Portfolio	9,155,822	4,845,376
ALPS | Stadion Core ETF Portfolio	12,357,251	6,818,048
ALPS | Stadion Tactical Growth Portfolio	5,954,149	6,987,714

75 | December 31, 2018

ALPS Variable Investment Trust

Notes to Financial Statements	December 31, 2018

5.  INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

ALPS Advisors, Inc. (the “Adviser”) acts as the Portfolios’ investment adviser. The Adviser is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market, which acquired DST in a transaction which closed on April 16, 2018. The Adviser is responsible for the overall management of each Portfolio’s business affairs. The Adviser invests the assets of each Portfolio, either directly or through the use of one or more sub-advisers, according to each Portfolio’s investment objective, policies, and restrictions. The Adviser has delegated daily management of the Portfolios listed below to the corresponding Sub-Adviser set forth in the table below. Each Sub-Adviser is engaged to manage the investments of each respective Portfolio in accordance with such Portfolio’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board. The Sub-Advisers are responsible, subject to the supervision and control of the Adviser and the Board, for the purchase, retention and sale of investments in the portion of each Portfolio’s investment portfolio under its management.

Portfolio	Sub-Adviser
Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Investment Management LLC
ALPS | Red Rocks Listed Private Equity Portfolio	Red Rocks Capital LLC(a)
ALPS | Stadion Core ETF Portfolio	Stadion Money Management, LLC
ALPS | Stadion Tactical Growth Portfolio	Stadion Money Management, LLC

(a)	Red Rocks Capital LLC is a subsidiary of ALPS Advisors, Inc.

Pursuant to the Investment Advisory Agreements (the “Advisory Agreements”), each Portfolio pays the Adviser an annual management fee based on the Portfolio’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects each Portfolio’s annual contractual management fee rate.

Portfolio	Management Fee
Morningstar Conservative ETF Asset Allocation Portfolio	0.45%
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.45%
Morningstar Balanced ETF Asset Allocation Portfolio	0.45%
Morningstar Growth ETF Asset Allocation Portfolio	0.45%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.45%
ALPS | Alerian Energy Infrastructure Portfolio	0.70%
ALPS | Red Rocks Listed Private Equity Portfolio	0.90%
ALPS | Stadion Core ETF Portfolio	0.50%
ALPS | Stadion Tactical Growth Portfolio	0.75%

Pursuant to the Investment Sub-Advisory Agreements, the Adviser pays each Sub-Adviser an annual sub-advisory management fee which is based on a Portfolio’s average daily net assets. The Adviser pays the sub-advisory management fee out of the management fee paid to the Adviser pursuant to the Advisory Agreement. The following table reflects the contractual sub-advisory fees annual rates.

Portfolio	Average Daily Net Assets	Sub-Advisory Fee
Morningstar Conservative ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Income and Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Balanced ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	All Asset Levels	0.15%
ALPS | Red Rocks Listed Private Equity Portfolio	First $200 Million	0.57%
	$200 Million - $500 Million	0.52%
	Over $500 Million	0.47%
ALPS | Stadion Core ETF Portfolio	All Asset Levels	0.33%
ALPS | Stadion Tactical Growth Portfolio	All Asset Levels	0.50%

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Notes to Financial Statements	December 31, 2018

6.  OTHER AGREEMENTS

Distribution Agreement and Rule 12b-1 Plans: ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), an affiliate of the Adviser, serves as the principal underwriter and national distributor for the shares of each Portfolio pursuant to a Distribution Agreement with the Trust. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act relating to Class I, Class II and Class III Portfolio shares, respectively (the “12b-1 Plans”).

The Class I shares have adopted a Defensive Distribution Plan that recognizes that the Adviser may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services. As of December 31, 2018, there were no payments from Class I due to the Plan. The Class II and Class III Distribution Plans permit the use of each Portfolio’s assets to compensate the Distributor for its services and costs in distributing shares and servicing shareholder accounts. Under the 12b-1 Plans, the Distributor receives, as a percentage of average annual net assets, the amounts outlined in the following table.

Portfolio	Class II
Morningstar Conservative ETF Asset Allocation Portfolio	0.25%
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.25%
Morningstar Balanced ETF Asset Allocation Portfolio	0.25%
Morningstar Growth ETF Asset Allocation Portfolio	0.25%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.25%

Portfolio	Class III
ALPS | Alerian Energy Infrastructure Portfolio	0.25%
ALPS | Red Rocks Listed Private Equity Portfolio	0.25%
ALPS | Stadion Core ETF Portfolio	0.25%
ALPS | Stadion Tactical Growth Portfolio	0.25%

Shareholder Servicing Fees: The ALPS | Alerian Energy Infrastructure Portfolio, the ALPS | Red Rocks Listed Private Equity Portfolio, and the Stadion Portfolios have each adopted a shareholder services plan (a “Services Plan”) with respect to each Portfolio’s Class I and III shares. Under the Services Plan, each Portfolio is authorized to pay insurance companies, banks and their affiliates and other institutions, including broker-dealers and Trust affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of the Class I shares and 0.25% of the average daily net asset value of the Class III shares of each Portfolio attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during a Portfolio’s fiscal year for such service activities, attributed to that fiscal year, shall be reimbursed to the Portfolio as soon as practicable.

Expense Limitation Agreements: Under the terms of the Expense Limitation Agreements between the Adviser and/or the Sub-Advisers, as applicable for the benefit of the Portfolios, the Adviser and/or Sub-Advisers have contractually agreed to waive certain fees they are entitled to receive from the Portfolios. Specifically, the Adviser and certain Sub-Advisers agree to reimburse Portfolio expenses and/or waive a portion of the investment advisory, sub-advisory, and other fees (excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) that the Adviser and/or Sub-Advisers are entitled to receive to the extent necessary for the Portfolios to maintain a total annual expense ratio not to exceed the per share annual rates set forth in the table below. All parties also agree that the waivers shall continue at least through the end of the period stated below.

Portfolio	Class I	Class II	Class III	Expires
Morningstar Conservative ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2019
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2019
Morningstar Balanced ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2019
Morningstar Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2019
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.53%	0.53%	N/A	4/29/2019
ALPS | Alerian Energy Infrastructure Portfolio	0.80%	N/A	0.80%	4/29/2019
ALPS | Red Rocks Listed Private Equity Portfolio	0.95%	N/A	0.95%	4/29/2019
ALPS | Stadion Core ETF Portfolio	0.65%	N/A	0.65%	4/29/2019
ALPS | Stadion Tactical Growth Portfolio	0.80%	N/A	0.80%	4/29/2019

The Adviser and Sub-Advisers of the ALPS | Red Rocks Listed Private Equity Portfolio, the Stadion Portfolios, and effective April 30, 2018, the Morningstar Portfolios and ALPS | Alerian Energy Infrastructure Portfolio may be permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The Portfolios will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fee and expense was waived or reimbursed.

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Notes to Financial Statements	December 31, 2018

At December 31, 2018, the available recoupable balances are as follows:

Portfolio	Expires 2019	Expires 2020	Expires 2021	Total
Morningstar Conservative ETF Asset Allocation Portfolio	$–	$–	$15,465	$15,465
Morningstar Income and Growth ETF Asset Allocation Portfolio	–	–	10,321	10,321
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	–	–	41	41
ALPS | Alerian Energy Infrastructure Portfolio	–	–	27,187	27,187
ALPS | Red Rocks Listed Private Equity Portfolio	51,551	66,698	54,960	173,209
ALPS | Stadion Core ETF Portfolio	25,333	25,406	20,127	70,866
ALPS | Stadion Tactical Growth Portfolio	29,495	26,664	32,370	88,529

Administration, Bookkeeping and Pricing Agreement: ALPS Fund Services, Inc. (“AFS”), an affiliate of the Adviser and the Distributor, serves as administrator pursuant to a Fund Accounting and Administration Agreement (“Administration Agreement”) with the Trust. As such, AFS provides all necessary bookkeeping, shareholder recordkeeping services and pricing services to each Portfolio. Under the Administration Agreement, AFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. ALPS receives an annual fee paid on a monthly basis.

Transfer Agency and Service Agreement: AFS also serves as transfer agent to each Portfolio pursuant to a Transfer Agency and Service Agreement (“TA Agreement”) with the Trust. Under the TA Agreement, AFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; and (2) mailing shareholder reports and prospectuses to current shareholders. AFS does not charge the Trust a fee in connection with providing services under the TA Agreement.

7.  TRUSTEES FEES

As of December 31, 2018, there were five Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee receives an annual retainer of $22,500, a per meeting fee of $3,500, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. The Chairman of the Board and Audit Committee Chairman receives an additional annual retainer of $10,000 and $3,000, respectively. Trustees’ fees and expenses accrued by the Portfolios for the year ending December 31, 2018 are reported on the Statements of Operations.

8.  RELATED PARTY TRANSACTIONS

Certain Portfolios engaged in cross trades between each other during the year ended December 31, 2018 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of trustees previously adopted procedures that apply to transactions between the Portfolios pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Trust’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Portfolio.

Transactions related to cross trades during the year ended December 31, 2018 were as follows:

Portfolio	Purchase cost paid to Portfolios	Sale proceeds received from Portfolios	Realized gain/ (loss) on sales to Portfolios
Morningstar Conservative ETF Asset Allocation Portfolio	$424,667	$232,463	$(10,278)
Morningstar Income and Growth ETF Asset Allocation Portfolio	1,583,932	1,802,967	(78,535)
Morningstar Balanced ETF Asset Allocation Portfolio	655,779	1,816,684	(73,499)
Morningstar Growth ETF Asset Allocation Portfolio	3,159,502	1,114,762	71,319
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	40,112	897,116	33,148

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Notes to Financial Statements	December 31, 2018

9.  NEW ACCOUNTING PRONOUNCEMENTS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to GAAP for investment companies. Effective November 4, 2018, the Funds adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Funds’ net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds have elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of December 31, 2018.

79 | December 31, 2018

ALPS Variable Investment Trust

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of ALPS Variable Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Aggressive Growth ETF Asset Allocation Portfolio, ALPS | Alerian Energy Infrastructure Portfolio, ALPS | Red Rocks Listed Private Equity Portfolio, ALPS | Stadion Core ETF Portfolio and ALPS | Stadion Tactical Growth Portfolio (the “Funds”), nine of the funds constituting the ALPS Variable Investment Trust, as of December 31, 2018; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Aggressive Growth ETF Asset Allocation Portfolio and ALPS | Alerian Energy Infrastructure Portfolio; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for ALPS | Red Rocks Listed Private Equity Portfolio, ALPS | Stadion Core ETF Portfolio and ALPS | Stadion Tactical Growth Portfolio; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the nine funds listed above constituting ALPS Variable Investment Trust as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the ALPS Variable Investment Trust	Statements of Operation	Statements of Changes in Net Assets	Financial Highlights
ALPS | Red Rocks Listed Private Equity Portfolio	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017, 2016, 2015 and for the period October 24, 2014 (commencement of operations) to December 31, 2014
ALPS | Stadion Core ETF Portfolio	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017, 2016, 2015 and for the period April 30, 2014 (commencement of operations) to December 31, 2014
ALPS | Stadion Tactical Growth Portfolio	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017, 2016, and for the period May 1, 2015 (commencement of operations) to December 31, 2015

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

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Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 19, 2019

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

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ALPS Variable Investment Trust

Additional Information	December 31, 2018 (Unaudited)

PROXY VOTING

Portfolio policies and procedures used in determining how to vote proxies relating to Portfolio securities and a summary of proxies voted by the Portfolios for the 12 months ended June 30, are available without charge, upon request, by contacting your insurance company or plan sponsor, by calling (toll-free) (866) 432-2926 or by accessing the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Portfolios’ Forms N-Q are available without a charge, upon request, by contacting your insurance company or plan sponsor, by calling (toll-free) (866) 432-2926 or by accessing the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplication fee charges, by calling 1-202-551-5850. This information can be obtained by electronic request at the following e-mail address: publicinfo@sec.gov.

TAX INFORMATION (Unaudited)

The Portfolios designate the following amounts for the Corporate Dividends Received Deduction for the fiscal year ended December 31, 2018:

Morningstar Conservative ETF Asset Allocation Portfolio	3.88%
Morningstar Income and Growth ETF Asset Allocation Portfolio	9.92%
Morningstar Balanced ETF Asset Allocation Portfolio	13.58%
Morningstar Growth ETF Asset Allocation Portfolio	19.71%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	23.54%
ALPS| Alerian Energy Infrastructure Portfolio	65.92%
ALPS| Red Rocks Listed Private Equity Portfolio	0.20%
ALPS| Stadion Core ETF Portfolio	16.08%
ALPS| Stadion Tactical Growth Portfolio	100.00%

Additionally, the Portfolios designate the following amounts as Long Term Capital Gain Dividends pursuant to IRS Code Section 852(b)(3) for the fiscal year ended December 31, 2018:

Morningstar Conservative ETF Asset Allocation Portfolio	$294,514
Morningstar Income and Growth ETF Asset Allocation Portfolio	2,234,989
Morningstar Balanced ETF Asset Allocation Portfolio	13,604,559
Morningstar Growth ETF Asset Allocation Portfolio	19,068,075
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	7,383,578
ALPS| Alerian Energy Infrastructure Portfolio	–
ALPS| Red Rocks Listed Private Equity Portfolio	68,653
ALPS| Stadion Core ETF Portfolio	147,095
ALPS| Stadion Tactical Growth Portfolio	119,830

LICENSING AGREEMENT

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to the Alerian Energy Infrastructure Portfolio (the “Alerian Portfolio”), to allow the Adviser’s use of the Alerian Midstream Energy Select Index (the “Index”). The following disclosure relates to the Licensor:

Alerian is the designer of the construction and methodology for the underlying index (each an “Underlying Index”) for the Alerian Portfolio. “Alerian” and “Alerian Midstream Energy Select Index” are service marks or trademarks of Alerian. Alerian acts as brand licensor for the Index. Alerian is not responsible for the descriptions of the Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

The Alerian Portfolio is not is issued, sponsored, endorsed, sold or promoted by the Licensor or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Alerian Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Alerian Portfolio particularly or the ability of the Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Alerian Portfolio. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Alerian Portfolio to be issued or in the determination or calculation of the equation by which the Alerian Portfolio is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of the Alerian Portfolio. The Index is a trademark of Alerian and its general use is granted under a license for Alerian.

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ALPS Variable Investment Trust

Additional Information	December 31, 2018 (Unaudited)

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE ALERIAN PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Alerian Portfolio, owners of the Shares of the Alerian Portfolio or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

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Trustees and Officers	December 31, 2018

The overall responsibility for oversight of the Portfolios rests with the Board of Trustees of the Trust. As of December 31, 2018, there were five Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee receives an annual retainer of $22,500, a per meeting fee of $3,500 and a reimbursement for all reasonable out of pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an annual retainer of $3,000. The Chairman of the Board receives an annual retainer of $10,000.

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the state of Delaware and the Trust’s Declaration of Trust and Bylaws. Information pertaining to the Trustees and Officers of the Trust is set forth below.

The address of each, unless otherwise indicated, is 1290 Broadway, Suite 1100, Denver, Colorado 80203. Each Trustee serves for an indefinite term, until his or her resignation, death or removal. The following is a list of the trustees and executive officers of the Trust and their principal occupations over the last five years. Additional information about the Trust’s Trustees can be found in the Statement of Additional Information, which is available without charge, upon request, by contacting your insurance company or plan sponsor, by calling (866) 432-2926 or by accessing the Portfolios’ website at http://www.alpsfunds.com.

INDEPENDENT TRUSTEES

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Mary K. Anstine (1940)	Trustee	Since November 2006	Retired. Ms. Anstine is also a Trustee of ALPS ETF Trust, Financial Investors Trust, Reaves Utility Income Fund, and the Segall Bryant & Hamill Trust.	41	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); Financial Investors Trust (33 funds), Reaves Utility Income Fund, and the Segall Bryant & Hamill Trust (14 funds).
David M. Swanson (1957)	Trustee	Since November 2006	Mr. Swanson is Founder & Managing Partner of SwanDog Strategic Marketing. Previously, he served as Executive Vice-President of Calamos Investments (April 2004 to March 2006), Chief Operating Officer of Van Kampen Investments (October 2002 to April 2004), and Managing Director of Morgan Stanley (February 2000 to April 2004).	10	Mr. Swanson is a Trustee of the Managed Portfolio Series (39 funds), RiverNorth Funds (3 funds) and Director of the RiverNorth Marketplace Lending Corporation, RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Opportunities, Fund, Inc. and RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management, LLC, Red Rocks Capital LLC or Stadion Money Management LLC, or any affiliate of the foregoing, provides investment advisory services.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or subadviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or subadvisers, or underwriters.

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Trustees and Officers	December 31, 2018

INDEPENDENT TRUSTEES (continued)

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Jeremy W. Deems (1976)	Trustee and Chairman	Since September 2010 Appointed Chairman effective September 2017	Mr. Deems is Co-Founder, CFO of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to founding Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (1998 to June 2007).	41	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); Financial Investors Trust (33 funds); Clough Funds Trust (1 fund), Reaves Utility Income Fund (1 fund).

INTERESTED TRUSTEES

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Jeremy Held (1974)(1)	President and Interested Trustee	Interested Trustee since February 2018 and President since November 2017	Mr. Held is Senior Vice President, Director of Research of AAI and Senior Vice President of Red Rocks Capital, LLC. Mr. Held joined ALPS in 1996, and because of his position with ALPS, he is deemed an affiliate of the Trust as defined under the 1940 Act.	10	Mr. Held is President of the Principal Real Estate Income Fund (1 fund)
Scott Wentsel (1961)(2)	Trustee	Since November 2006	Mr. Wentsel was Chief Investment Officer, Americas for Morningstar’s Investment Management group from February 2014 to May 2016. Mr. Wentsel was Senior Portfolio Manager for Morningstar Investment Management LLC from April 2005 to February 2014 and Mr. Wentsel was also Executive Director of Van Kampen Investments from April 2000 to April 2005.	9	None

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management, LLC, Red Rocks Capital LLC or Stadion Money Management LLC, or any affiliate of the foregoing, provides investment advisory services.

(1)	Mr. Held is deemed an “Interested Trustee” by virtue of his relationship with ALPS Fund Services, Inc., ALPS Advisors, Inc. and ALPS Portfolio Solutions Distributor, Inc.

(2)	Mr. Wentsel is deemed an “Interested Trustee” by virtue of his prior relationship with Morningstar Investment Management LLC. Effective January 1, 2019, Mr. Wentsel is deemed an independent trustee.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or subadviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or subadvisers, or underwriters.

85 | December 31, 2018

ALPS Variable Investment Trust

Trustees and Officers	December 31, 2018

OFFICERS

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***
Kathryn Burns (1976)	Treasurer	Since September 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns is also Treasurer of ALPS ETF Trust, Boulder Growth & Income Fund, Inc., Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.
Erin D. Nelson (1977)	Chief Compliance Officer	Since December 2015	Ms. Nelson is Senior Vice President and Chief Compliance Officer of ALPS Advisors, Inc. Prior to 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS. Because of her position with the Adviser, Ms. Nelson is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Nelson is also Chief Compliance Officer of ALPS ETF Trust, Principal Real Estate Income Fund, the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc., the RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Andrea E. Kuchli (1985)	Secretary	Since December 2016	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS ETF Trust, Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod (1974)	Assistant Secretary	Since December 2018	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant - Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust, ALPS ETF Trust, Principal Real Estate Income Fund and Clough Funds Trust.

*	All communications to Officers may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Officer began serving the Trust. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

86 | December 31, 2018

Intentionally Left Blank

866.759.5679 | alpsfunds.com

The Management Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

ALPS
A DST Company

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	During the period covered by the report, no amendments were made to the provisions of the code of ethics referred to in Item 2(a) above.

(d)	During the period covered by the report, no implicit or explicit waivers to the provisions of the code of ethics referred to in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's code of ethics referred to in Item 2(a) above is attached as an Exhibit 13.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees has designated Jeremy Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years December 31, 2018 and December 31, 2017 were $136,350 and $130,600, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item in fiscal years December 31, 2018 and December 31, 2017 were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning in fiscal years December 31, 2018 and December 31, 2017 were $40,870 and $39,710, respectively. The fiscal years 2018 and 2017 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for fiscal years December 31, 2018 and December 31, 2017 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not include any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years December 31, 2018 and December 31, 2017 were $366,270 and $344,610, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $40,870 in 2018 and $39,710 in 2017 as described in response to paragraph (c) of this Item above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with the Registrant’s investment adviser, of $325,400 in 2018 and $304,900 in 2017. The non-audit fees billed to AFS related to SSAE 18 services and other compliance-related matters.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of the report.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Close-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.	Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-21987, on March 1, 2016.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable to Registrant.

(a)(4)	Not applicable to Registrant.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS VARIABLE INVESTMENT TRUST

By:	/s/ Jeremy Held
Jeremy Held
President (Principal Executive Officer)

Date:	March 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy Held
Jeremy Held
President (Principal Executive Officer)

Date:	March 4, 2019

By:	/s/ Kathryn Burns
Kathryn Burns
Treasurer (Principal Financial Officer)

Date:	March 4, 2019